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                                                                    Exhibit 10.1

                           ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT, dated as of November 27, 2000 (this "Agreement"), is made by and between PCSupport.com, Inc., a Nevada corporation ("Buyer") and MyHelpDesk, Inc., a Delaware corporation ("Seller").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Buyer desires to purchase from Seller and Seller desires to sell to Buyer all of the assets of Seller (the "Assets") relating to Seller's business of developing and providing computer support help services (the "Business") in exchange for shares of the Buyer's common stock; and

     WHEREAS, the parties desire to enter into this Agreement to set forth their mutual agreements concerning the sale of the Assets to Buyer and certain related matters;

     NOW, THEREFORE, in consideration of the mutual promises of the parties hereto, and of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed by and between the parties hereto as follows:

                                   ARTICLE 1
                     SALE AND TRANSFER OF ASSETS; CLOSING

     1.1  Sale of Assets and Assumption of Liabilities.
          --------------------------------------------

          (a)  Sale of Assets.  Subject to the terms and conditions of this
               --------------
Agreement, and in reliance upon the representations, warranties, covenants and agreements contained herein, at the closing of the transactions contemplated hereby (the "Closing"), Seller will sell, convey, assign and transfer the Assets to Buyer, and Buyer will purchase the Assets from Seller. The Assets shall be free and clear of any claims or Encumbrances (as defined in Section 2.6), and shall include all of Seller's right, title and interest in and to all real, personal and mixed property, rights, benefits and privileges, both tangible and intangible, wheresoever situated or located, owned, leased, used or held for use by Seller in connection with the conduct and operations of the Business. The Assets shall include all such assets existing on the date hereof and all such assets acquired between the date hereof and the Closing Date (as defined in Section 1.3). The Assets shall include all of Seller's right, title and interest in, to and under the following:

               (i)   Contracts.  All contracts, commitments, agreements,
                     ---------
promises, leases, arrangements, undertakings and licenses (whether oral or written, express or implied) which relate to the Business (the "Assumed Contracts"), including those set forth on Schedule 1.1(a)(i) attached hereto, which Seller represents to be a complete list of such items as of the date hereof;

               (ii)  Intellectual Property.  All rights in and to patents and
                     ---------------------
patent applications, registered or unregistered trademarks, service marks, and trademark or service mark registrations and applications, trade names (including the names "MYHELPDESK", "1STHELP", and "FIRSTHELP" or any derivative rights related thereto), logos, designs, Internet domain names, slogans and general intangibles of like nature, together with all goodwill relating
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to the foregoing, copyrights, copyright registrations, renewals and applications, Software (as defined in Section 2.7(h), Trade Secrets (as defined below), licenses, agreements and all other proprietary rights, which relate to the Business (collectively, the "Intellectual Property"), including those set forth on Schedule 1.1(a)(ii) attached hereto, which Seller represents to be a complete list of all material items included in the Intellectual Property as of the date hereof. "Trade Secrets" means all databases, technology, trade secrets and other confidential information, know-how, show-how, proprietary processes, formulae, algorithms, models and methodologies, drawings, specifications, plans, proposals, financing and marketing plans, customer, advertiser and supplier lists and all other information relating to customers, advertisers or suppliers (whether or not reduced to writing). Intellectual Property shall also include all technology and proprietary information developed by any of the employees of Seller during the course of and in connection with their employment with Seller;

               (iii)  Third-Party Claims.  All rights and claims of Seller,
                      ------------------
whether mature, contingent or otherwise, against third parties relating to the Assets or the Business, whether in tort, contract or otherwise, including causes of action, unliquidated rights and claims under or pursuant to all warranties, representations and guarantees made by manufacturers, suppliers or vendors;

               (iv)   Permits and Licenses.  To the extent transferable, all
                      --------------------
rights of the Seller with respect to permits, approvals, orders, authorizations, consents, licenses, certificates, qualifications, franchises, concessions, grants, security clearances, exemptions from or of, or filings or registrations with, any court or governmental entity in any jurisdiction, and all pending applications therefor (collectively, "Permits"), which have been issued or granted to, or are owned or used by, Seller in connection with the Business or ownership or use of the Assets, including those set forth on Schedule 1.1(a)(iv), which Seller represents to be a complete list of such material items as of the date hereof;

               (v)    Books and Records.  Copies of all of Seller's books of
                      -----------------
account, general, accounting and personnel records, engineering, business and other books, papers, logs, ledgers, files, records, invoices, sales data, advertising and promotional materials, catalogues and price lists, which relate to the Business or the Assets, and all computerized or electronically stored versions thereof (collectively, "Books and Records"); and

               (vi)   Other Assets.  All other assets of Seller related to the
                      ------------
Business, tangible or intangible, real, personal or mixed, whether currently in use or idle, whether or not specifically referred to herein or in any instrument of conveyance delivered pursuant hereto.

          (b)  Assumption of Liabilities.
               -------------------------

               (i) Upon the terms and subject to the conditions set forth in this Agreement, Buyer upon the Closing shall assume and become liable for those of the Assumed Contracts that are set forth in Schedule 1.1(b)(i) and the other liabilities, obligations and commitments set forth in Section 1.1(b)(i), all of the loans made by Buyer to Seller pursuant to

                                       2
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Section 4.6, together with any additional liabilities, obligations and commitments incurred by Seller in the ordinary course of business in compliance with the terms of this Agreement subsequent to the date of Schedule 1.1(b)(i) specified therein (collectively, the "Assumed Liabilities").

               (ii) Except for the Assumed Liabilities expressly assumed by Buyer pursuant to Section 1.1(b)(i), Buyer shall not assume any liabilities, obligations or commitments of Seller whatsoever. Pursuant to Section 10.8, Buyer shall pay Seller at the Closing the amounts described therein to cover certain legal fees and expenses of Seller, and Buyer shall not assume any other legal fees of Seller.

          (c)  Taxes.  Seller shall pay all foreign, Federal, state and local
               -----
taxes and fees as would normally be charged to or borne by the seller in a transaction such as the sale of the Assets, which may be due as the result of the transaction made the basis of this Agreement, including any sales taxes with respect to the sale of the Assets. Buyer shall pay all foreign, Federal, state and local taxes and fees as would normally be charged to or borne by the buyer in a transaction such as the sale of the Assets, which may be due as the result of the transaction made the basis of this Agreement. For purposes of this Agreement, the terms "Federal," "state" and "local" refer to the Federal, state and local governments of the United States, and "foreign" refers to any government outside of the United States.

     1.2  Purchase Price.  In consideration of the sale, transfer and assignment
          --------------
to Buyer of the Assets, Buyer shall:

          (a) issue to Seller at the Closing 1,000,000 shares (the "Closing Shares") of Buyer's common stock, par value $0.001 per share ("Common Stock");

          (b)  issue to the individuals listed on Exhibit A attached hereto an
                                                  ---------
aggregate of up to 112,500 shares of Common Stock (the "Management Shares"), in the respective amounts set forth opposite their names on Exhibit A, as provided
                                                         ---------
in Section 1.5;

          (c) issue to Seller up to 387,500 shares of the Common Stock (the "Post-Closing Shares"), in accordance with Section 1.5, with such shares to be delivered to Seller not later than one year from the Closing Date as provided in
Section 1.5;

          (d) pay to Seller a cash amount to cover the reasonable legal fees and expenses incurred by Seller in connection with the transactions contemplated hereby, as provided in Section 10.8; and

          (e)  assume the Assumed Liabilities.

     1.3  The Closing.  The Closing will take place at 5:00 p.m.on November 27,
          -----------
2000 at the offices of Troy & Gould Professional Corporation, 1801 Century Park East, Suite 1600, Los

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Angeles, California or at such other time as soon as possible following such execution of this Agreement and place as the parties may mutually agree (the "Closing Date").

     1.4  Closing Obligations.  At the Closing, Buyer and Seller shall take the
          -------------------
following actions, in addition to such other actions as may otherwise be required under this Agreement:

          (a)  Conveyance Instruments.  Seller shall deliver to Buyer or its
               ----------------------
designee such warranty deeds, bills of sale, assignments, and other instruments of conveyance and transfer as Buyer may reasonably request to effect the assignment to Buyer or its designee of the Assets.

          (b)  Assignment and Assumption Agreement.  Seller shall deliver to
               -----------------------------------
Buyer and Buyer shall deliver to Seller a duly executed Assignment and Assumption Agreement in the form of Exhibit B hereto, pursuant to which Buyer
                                    ---------
assumes all of the Assumed Liabilities.

          (c)  Registration Rights Agreement. Seller shall deliver to Buyer and
               -----------------------------
Buyer shall deliver to Seller a duly executed Registration Rights Agreement in the form of Exhibit C hereto, which will cover the registration under the
            ---------
Securities Act of 1933, as amended (the "Securities Act"), of the Closing Shares, the Management Shares and the Post-Closing Shares.

          (d)  Legal Opinions.  Seller shall deliver to Buyer an opinion of
               --------------
counsel to Seller (who shall be reasonably acceptable to Buyer) in the form of Exhibit D hereto, and Buyer shall deliver to Seller an opinion of counsel to
---------
Buyer (who shall be reasonably acceptable to Seller) in the form of Exhibit E
                                                                    ---------
hereto.

          (e)  Certificates.  Each party shall deliver to the other certificates
               ------------
as to the accuracy of the representations and warranties contained herein, the compliance with the covenants and agreements contained herein, and the satisfaction of the conditions to Closing contained herein.

          (f)  Consideration.  Buyer shall issue the Closing Shares to Seller
               -------------
and deliver to Seller duly executed certificate(s) in the name of Seller evidencing the Closing Shares.

     1.5  Post-Closing Shares and Management Shares.
          -----------------------------------------

          (a)  Number of Post-Closing Shares.  The number of Post-Closing Shares
               -----------------------------
to be issued and delivered to Seller will be 387,500 shares; provided, however, that the number of shares to be delivered to Seller will be reduced as described in Article 8.

          (b)  Number of Management Shares.  The number of Management Shares to
               ---------------------------
be issued to the individuals set forth in Exhibit A will be an aggregate of 112,500 shares; provided, however, that the number of shares to be delivered to these individuals will be reduced as described in Article 8, with any such reduction to be made pro rata among such individuals. Buyer shall have no obligation to issue any of the Management Shares to any of the individuals listed in Exhibit A unless and until such individual has first delivered to Buyer the investment representation letter described in Section 6.6.

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          (c)  Early Issuance of Post-Closing Shares and Management Shares. The
               -----------------------------------------------------------
Post-Closing Shares will be issued and delivered to Seller and the Management Shares will be issued to the individuals set forth in Exhibit A one year from the Closing Date; provided, however, that such shares will be issued immediately upon Buyer's Common Stock becoming listed on a major United States market (i.e., New York Stock Exchange, American Stock Exchange or NASDAQ National Market System or NASDAQ Small Cap Market), if such listing occurs prior to one year from the Closing Date (an "Early Share Issuance"). In the event of an Early Share Issuance, all of the Post-Closing Shares will be issued in the name of Seller and the Management Shares will be issued in the respective names of the individuals set forth in Exhibit A, but the certificate(s) evidencing such Post-Closing Shares and Management Shares will be delivered to OB Services, Inc., as escrow holder, to be held until one year from the Closing Date and subject to the forfeiture provisions of Article 8 in accordance with an escrow agreement in the form of Exhibit F hereto.
            ---------

          (d)  No Transfer of Post-Closing Shares or Management Shares. The
               -------------------------------------------------------
Post-Closing Shares and the Management Shares may not be disposed of, assigned, pledged or otherwise transferred at any time prior to their release from escrow in accordance with the Escrow Agreement.

                                   ARTICLE 2
                   REPRESENTATIONS AND WARRANTIES OF SELLER

     To induce Buyer to execute, deliver and perform this Agreement, and in acknowledgement of Buyer's reliance on the following representations and warranties (in addition to the representations and warranties in Article 1), Seller hereby represents and warrants to Buyer as follows as of the date hereof and as of the Closing Date:

     2.1  Organization.  Seller is a corporation duly organized, validly
          ------------
existing and in good standing under the laws of the State of Delaware, with the power and authority to conduct its business as it is now being conducted and to own and lease its assets. Except as otherwise set forth in Schedule 2.1 attached hereto, there are not outstanding any warrants, options or other rights to acquire any ownership interest in Seller. Seller's assets do not include any capital stock of, or any other equity interest in, or securities convertible into or exchangeable for any capital stock or other equity interest in, any person, or any direct or indirect equity or ownership interest in any other business.

     2.2  Power and Authority.  Seller has the power and authority to execute,
          -------------------
deliver, and perform this Agreement and the other agreements and instruments to be executed and delivered by Seller in connection with the transactions contemplated hereby, and Seller has taken all necessary corporate action to authorize the execution and delivery of this Agreement and such other agreements and instruments and the consummation of the transactions contemplated hereby. This Agreement is, and the other agreements and instruments to be executed and delivered by Seller in connection with the transactions contemplated hereby, when such other agreements and instruments are executed and delivered, shall be, the valid and legally binding

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

obligations of Seller, as the case may be, enforceable against Seller in accordance with their respective terms. Seller has obtained the approval of its shareholders to enter into and perform this Agreement, including any separate approval required by the holders of its preferred stock.

     2.3  No Conflict.  Except as set forth on Schedule 2.3 attached hereto, the
          -----------
execution and delivery by Seller of this Agreement and the other agreements and instruments to be executed and delivered in connection with the transactions contemplated hereby, and the consummation of the transactions contemplated hereby, will not result in a violation of or conflict with: (a) any foreign, Federal, state, or local law, regulation, ordinance, zoning requirement, governmental restriction, order, judgment or decree applicable to Seller, (b) any provision of any charter, bylaw or other governing or organizational instrument of Seller, or (c) any mortgage, indenture, license, instrument, trust, contract, agreement, or other commitment or arrangement to which Seller is a party or by which Seller is bound, and in each case which would have a material adverse effect on Seller.

     2.4  Required Government Consents.  No material Permit (as defined in
          ----------------------------
Section 1.1(a)(iv)) is necessary for Seller for the execution and delivery of this Agreement and the other agreements and instruments to be executed and delivered by Seller in connection with the transactions contemplated hereby, or the consummation by Seller of the transactions contemplated hereby.

     2.5  Required Contract Consents.  Except as set forth on Schedule 2.5
          --------------------------
attached hereto or as specifically waived by Buyer in writing, no approval, authorization, consent, permission, or waiver to or from any person, or notice, filing, or recording to or with, any person, is necessary for Seller for: (a) the execution and delivery of this Agreement and the other agreements and instruments to be executed and delivered in connection with the transactions contemplated hereby by Seller, or the consummation by Seller of the transactions contemplated hereby, or (b) the ownership and use of the Assets and the conduct of the Business by Seller, in each case as presently owned, used or conducted.

     2.6  Title to Assets.  Except as set forth on Schedule 2.6 attached hereto,
          ---------------
Seller has, and will transfer to Buyer at Closing, good and marketable title to, or a valid leasehold interest in, the properties and assets used by or in connection with the Business (real, personal and mixed, tangible or intangible), free and clear of all Encumbrances or other restrictions on transfer. "Encumbrance" means any mortgage, charge (whether fixed or floating), security interest, pledge, right of first refusal, lien (including any unpaid vendor's lien), option, hypothecation, title retention or conditional sale agreement, lease, option, restriction as to transfer or possession, or subordination to any right of any other person.

     2.7  Intellectual Property.
          ---------------------

          (a) Seller owns or has the valid right to use all of the Intellectual Property (as defined in Section 1.1(a)(ii)) used in the Business as currently conducted or as presently contemplated to be conducted.

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

          (b) The Intellectual Property owned or used by Seller is free and clear of all Encumbrances or other restrictions on transfer. Seller is listed in the appropriate foreign, Federal or state agency as the sole owner of record for each application and registration listed on Schedule 1.1(a)(ii). Seller is the registered owner of the Internet domain names listed on Schedule 1.1(a)(ii) and has a currently valid registration of such domain names with Network Solutions, Inc. or InterNIC ("NSI"). The registration and renewal fees charged by NSI for such domain names are paid through ___________.

          (c) The registrations listed in Schedule 1.1(a)(ii) are valid and subsisting, in full force and effect, and have not been cancelled, expired, or abandoned. There is no pending or, to Seller's knowledge, threatened opposition, interference or cancellation proceeding before any court or registration authority in any jurisdiction against such registrations or against any Intellectual Property licensed to Seller pursuant to the License Agreements (as defined in the next paragraph).

          (d) Schedule 2.7(d) attached hereto sets forth a complete and accurate list of all material agreements pertaining to the use of, or granting any right to use or practice any rights under, any Intellectual Property, whether Seller is the licensee or licensor thereunder and whether written, oral, express or implied, any written settlements or consents relating to any Intellectual Property and covenants not to sue, but excluding any commercial off-the-shelf software packages (collectively, the "License Agreements"), indicating for each the title, the parties, date executed, and the subject matter thereof. Except as set forth in Schedule 2.7(d), there are no settlements, consents, judgments, or orders or other agreements to which Seller is a party or by which Seller is bound which restrict any of Seller's rights to use any Intellectual Property or permit third parties to use any Intellectual Property which would otherwise infringe any Intellectual Property owned by Seller.

          (e) Seller takes and has taken reasonable measures to protect the confidentiality of its material Trade Secrets (as defined in Section 1.1(a)(ii)). No Trade Secret has been disclosed to or has been authorized to be disclosed to any employee, consultant or contractor of Seller who contributed materially to the creation or invention of such material Trade Secrets, other than pursuant to a non-disclosure agreement or similar arrangement or obligation agreeing to maintain the confidentiality of Seller's Trade Secrets, with each employee, consultant and contractor of Seller that has worked on the development of any Intellectual Property having assigned all of such employee's, consultant's or contractor's rights, title and interest in the Intellectual Property to Seller, and with all of such assignments being in full force and effect as of the Closing Date. To the best of Seller's knowledge, no party to any non-disclosure agreement relating to any Trade Secrets is in breach thereof.

          (f) The conduct of the Business as currently conducted and as currently proposed to be conducted does not infringe upon (either directly or indirectly) any Intellectual Property owned or controlled by any third party. There are no claims or suits pending or, to Seller's knowledge, threatened against Seller, and Seller has not received any notice of a third party claim or suit (i) alleging that any of Seller's activities or the conduct of the Business has

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infringed upon or constitutes the unauthorized use of the Intellectual Property rights of any third party, or (ii) challenging the ownership, use, validity or enforceability of any Intellectual Property.

          (g) To the best of Seller's knowledge, no third party is misappropriating, infringing, diluting, or violating any Intellectual Property owned by or licensed to Seller, and no such claims are pending against a third party by Seller.

          (h) Schedule 2.7(h) attached hereto lists all material computer programs and other software products currently owned, licensed, sublicensed, leased, sold to or by or otherwise used by Seller (collectively, "Software"), and identifies which is owned, licensed, sublicensed, leased, sold or otherwise used, as the case may be.

          (i) Each item of Software listed in Schedule 2.7(h) attached hereto is either (i) owned by Seller, (ii) currently in the public domain or otherwise available to Seller without the license, lease or consent of any third party, or
(iii) used under rights granted to Seller pursuant to a written agreement, license or lease from a third party, which written agreement, license or lease is listed in Schedule 2.7(i) attached hereto. Seller's use of the Software set forth in Schedule 2.7(h) does not violate the rights of any third party. With respect to the Software set forth in Schedule 2.7(h) which Seller purports to own, such Software was either (x) developed by employees of Seller within the scope of their employment; (y) developed by independent contractors who have assigned their rights to Seller pursuant to written agreements; or (z) acquired by Seller from third parties.

          (j) The Software owned by Seller does not incorporate codes other than those developed by Seller, its employees or consultants who developed such codes under work for hire agreements with Seller.

     2.8  Compliance with Rules.
          ---------------------

          (a) Seller at all times has been and is currently in compliance with all Rules applicable to the Business, except for any failure to so comply which would not have a material adverse effect on Seller. "Rule" means any law, statute, rule, regulation, order, court decision, judgment or decree of any foreign, Federal, state, territorial, provincial or municipal governmental authority.

          (b) Seller is in full compliance with, and has obtained, all Permits (as defined in Section 1.1(a)(iv)) and other authorizations which are required by any Rule, the lack of which would have a material adverse effect on Seller.

     2.9  Tax Matters.  Except as set forth on Schedule 2.9 attached hereto:
          -----------

          (a) Seller has filed or caused to be filed all tax returns required to be filed prior to the Closing Date. All such tax returns were correct and complete in all material respects.

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All taxes owed by Seller pertaining to the Business or the Assets (whether or not shown on any tax return) have been paid on a timely basis. Seller is not the beneficiary of any extension of time within which to file any tax return. To Seller's knowledge, no claim has ever been made by an authority in a jurisdiction where Seller does not file tax returns that Seller is or may be subject to taxation by that jurisdiction. There are no Encumbrances (as defined in Section 2.6) or other restrictions on transfer on any of the Assets that arose in connection with any failure (or alleged failure) to pay any tax. Seller is, and has been at all times since its formation, properly characterized as a corporation for Federal and state income tax purposes.

          (b) Seller has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, or third party.

          (c) Seller does not expect any authority to assess any additional taxes for any period for which tax returns have been filed. There is no dispute or claim concerning any tax liability of Seller either (A) claimed or raised by any authority in writing or (B) as to which Seller has knowledge. Seller has delivered to Buyer correct and complete copies of all tax returns, examination reports, and statements of deficiencies assessed against or agreed to by Seller for all tax years since inception.

          (d) Seller has not waived any statute of limitations in respect of taxes or agreed to any extension of time with respect to a tax assessment or deficiency.

     2.10 Contracts.
          ---------

          (a) Each of the Assumed Contracts is in full force and effect and enforceable against Seller, and to Seller's knowledge, against all other parties thereto, in accordance with its terms. Except as set forth in Schedule 2.10(a) attached hereto, there exists no event of default or occurrence, condition or act on the part of Seller or, to the best knowledge of Seller, on the part of any other party to any Assumed Contract, which constitutes or would constitute (with or without notice or lapse of time or both) a material breach of or material default under any of the Assumed Contracts or cause or permit acceleration of any obligation of Seller or, to the best knowledge of Seller, any other party. There are no renegotiations of, attempts to renegotiate, or outstanding rights to renegotiate any amounts paid or payable to Seller under any Assumed Contract with any person having the contractual or statutory right to demand or require such renegotiation and no such person has made written demand for such renegotiation.

          (b) Except as set forth in Schedule 2.10(b) attached hereto, no consent of any other party to any Assumed Contract is required in order for any Assumed Contract to remain in full force and effect following the consummation of the transactions contemplated by this Agreement.

          (c) Seller is not a party to any agreement that limits its freedom to compete in any line of business in which Seller currently operates or with any person.

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

           (d) Except as set forth in Schedule 2.10(d) attached hereto, Seller is not a party to or subject to any agreement or arrangement other than the Assumed Contracts.

     2.11  Employee Matters.  Seller has complied with all Rules (as defined in
           ----------------
Section 2.8(a)) with respect to any current and former employees, the failure so to comply would have a material adverse effect on Seller.

     2.12  Customers, Advertisers and Suppliers.  Schedule 2.12 attached hereto
           ------------------------------------
sets forth a list of all of Seller's customers, advertisers and suppliers during the twelve month period ending on the date of this Agreement. Except for customer support requests in the ordinary course of business, there has not been any material adverse change in the relations of Seller, or any material controversies, with any such customer, advertiser or supplier and Seller has not received notice, nor does Seller have reason to believe, that any such customer, advertiser or supplier is contemplating terminating its relationship with Seller.

     2.13  Litigation.  Except as disclosed on Schedule 2.13 attached hereto,
           ----------
there is no legal, administrative or other action, claim, proceeding or governmental investigation, domestic or foreign ("Litigation"), pending or, to Seller's knowledge, threatened against Seller affecting the Business or the Assets, or that challenges or reviews the execution, delivery or performance of this Agreement by Seller or of the consummation of the transactions contemplated hereby, or that seeks to enjoin or obtain damages in respect of the consummation of any of the transactions contemplated hereby. Seller is not a party to and is not bound by any order or any ruling or award of any other person that has resulted in or could reasonably be expected to result in, individually or in the aggregate, a material adverse effect on the Business or which could reasonably be expected to adversely affect the consummation of the transactions contemplated hereby.

     2.14  Financial Statements.  The balance sheets of Seller as of December
           --------------------
31, 1998, December 31, 1999 and September 30, 2000 (the "September Balance Sheet"), the statements of operations, stockholders' equity and cash flows of Seller for the period from October 8, 1998 to December 31, 1998, the one-year period ended December 31, 1999 and the nine-month period ended September 30, 2000, and all related schedules and notes to the foregoing, copies of which have been supplied to Buyer, were prepared in accordance with generally accepted accounting principles and fairly and accurately present the financial position, results of operations and changes in financial position of Seller as of their respective dates and for the periods indicated, subject to normal year-end adjustments in the case of the financial statements for the period ended September 30, 2000, which are not expected by Seller to be material. The foregoing financial statements for the period from October 8, 1998 to December 31, 1998 and for the one-year period ended December 31, 1999 have been audited by independent public accountants; and each of the foregoing financial statements for the nine-month period ended September 30, 2000 have been certified by the principal financial officer of Seller. Except as set forth on
Schedule 2.14, Seller does not have any material liabilities or obligations of a type which would be included in a balance sheet prepared in accordance with generally accepted accounting principles, whether related to tax or non-tax matters, accrued or contingent, due or not yet due,

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

liquidated or unliquidated, or otherwise, except as and to the extent disclosed or reflected in the September Balance Sheet or incurred since September 30, 2000 in the ordinary course of business. Seller acknowledges and agrees that all of the foregoing financial statements may be filed by Buyer with the Securities and Exchange Commission.

     2.15 No Adverse Change. Except as set forth on Schedule 2.15 attached
          -----------------
hereto, and other than changes resulting from general economic conditions or conditions affecting Seller's industry, since September 30, 2000, there has not been and, to the knowledge of Seller, there is not threatened (i) any material adverse change in the financial condition, business, properties, assets or results of operations of Seller; (ii) any loss or damage (whether or not covered by insurance) to any of the assets or properties of Seller which materially affects or impairs its ability to conduct its business; (iii) any event or condition of any character which has materially and adversely affected the business or prospects (financial or otherwise) of Seller; or (iv) any mortgage or pledge of any material amount of the assets or properties of Seller, or any indebtedness incurred by Seller other than indebtedness, not material in the aggregate, incurred in the ordinary course of business.

     2.16 Conduct of Business.
          -------------------

          (a)  Ordinary Course of Business: No Removal or Disposal of Assets.
               -------------------------------------------------------------
Since inception, Seller has operated the Business in the ordinary course consistent with past practices, and has not removed or disposed of any material assets except in the ordinary course.

          (b)  No Material Adverse Change. Except as set forth on Schedule
               --------------------------
2.16(b) attached hereto, and other than changes resulting from general economic conditions or conditions affecting Seller's industry, since the date of the September Balance Sheet, there has been no material adverse change in the Assets or in the financial condition, operations, or prospects of the Business.

          (c)  Absence of Particular Events. Except as set forth on Schedule
               ----------------------------
2.16(c) attached hereto, since inception, Seller has not: (i) suffered any damage or destruction materially adversely affecting the Business or involving the Assets; (ii) incurred any material liability or obligation other than in the ordinary course consistent with past practice; (iii) made any change or alteration in the manner of keeping the books, accounts or records of the Business or in the accounting practices therein reflected; (iv) paid, loaned, or advanced any monetary amount or other asset to, or sold, transferred, or leased any asset to, any employee except for normal compensation involving salary, benefits or reimbursement; (v) received any notice of or become aware of any loss of any one or more customers, representing 3% or more of the revenue of the Business for the period from inception to the date hereof; (vi) entered into or engaged in any transaction in respect of the Business other than on commercially reasonable terms determined on the basis of the facts existing at the time such transaction was entered into or engaged in; or (viii) agreed to take or allow any of the foregoing actions described in this Section 2.16(c).

          (d)  Absence of Joint Ventures, etc. Seller is not a party to any
               ------------------------------
joint venture or other similar agreement or arrangement.

     2.17 Broker's or Finder's Fees. Seller has not authorized any person to act
          -------------------------
as broker or finder or in any other similar capacity in connection with the transactions contemplated by this Agreement.

     2.18 No Undisclosed Liabilities. Seller has no liabilities or indebtedness
          --------------------------
relating to the Business (whether known or unknown and whether absolute, accrued, contingent, or otherwise), including any accounts payable or any obligations relating to unfulfilled contracts or customers of the Business, which are not reflected or reserved for in the September Balance Sheet or disclosed on Schedule 2.18 or any other schedule attached hereto.

     2.19 Unregistered Stock. Seller understands and acknowledges that (i) the
          ------------------
Post-Closing Shares and the Closing Shares (collectively, the "Shares") have not been registered under the Securities Act, and are therefore restricted securities; (ii) the Shares may not be sold or transferred unless they are registered under the Securities Act or an exemption from such registration is available; and (iii) a legend to that effect will be placed on the certificates representing the Shares. Furthermore, as provided in Section 1.5, no Post-Closing Shares or Management Shares may be transferred at any time prior to their release from escrow, in accordance with the Escrow Agreement.

     2.20 Investor Representations. Seller (i) is an accredited investor as
          ------------------------
defined in Regulation D under the Securities Act, or by reason of its business and financial experience, and the business and financial experience of those persons unaffiliated with Buyer retained by it, if any, to advise it with respect to its investment in the Shares, it together with such advisers has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risk of the prospective investment; (ii) is acquiring the Shares for its own account and not with a view to the distribution thereof, except in compliance with the Securities Act or an exemption available thereunder; (iii) acknowledges that it has been granted the opportunity to investigate the business and affairs of Buyer and to ask questions of its officers and employees, and has availed itself of such opportunity either directly or through its authorized representations; (iv) has received and reviewed a copy of Pre-Effective Amendment No. 1 to Buyer's Registration Statement on Form SB-2, as filed with the Securities and Exchange Commission on June 19, 2000; and (v) has received and reviewed Buyer's Form 10-KSB for the fiscal year ended June 30, 2000 and the Buyer's Form 10-QSB for the quarter ended September 30, 2000.

     2.21 Disclosure. No representation, warranty, or statement made by Seller
          ----------
in this Agreement or in any document or certificate furnished or to be furnished to Buyer pursuant to this Agreement contains or will contain any untrue statement or omits or will omit to state any fact necessary to make the statements contained herein or therein not misleading. Seller has disclosed to Buyer all facts known or reasonably available to Seller that are material to the financial condition, operation or prospects of the Business or the Assets.

     2.22 Truth at Closing. All of the representations, warranties and
          ----------------
agreements made by Seller contained in this Agreement shall be true and correct and in full force and effect on and as of the Closing Date.

                                   ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF BUYER

     To induce Seller to execute, deliver and perform this Agreement, and in acknowledgement of Seller's reliance on the following representations and warranties, Buyer hereby represents and warrants to Seller as follows as of the date hereof and as of the Closing Date:

     3.1  Organization. Buyer is a corporation duly incorporated, validly
          ------------
existing and in good standing under the laws of the State of Nevada, with the power and authority to conduct its business as it is now being conducted and to own and lease its properties and assets.

     3.2  Power and Authority. Buyer has the power and authority to execute,
          -------------------
deliver, and perform this Agreement and the other agreements and instruments to be executed and delivered by it in connection with the transactions contemplated hereby, and Buyer has taken all necessary action to authorize the execution and delivery of this Agreement and such other agreements and instruments and the consummation of the transactions contemplated hereby. This Agreement is, and, when such other agreements and instruments are executed and delivered, the other agreements and instruments to be executed and delivered by Buyer in connection with the transactions contemplated hereby shall be, the valid and legally binding obligations of Buyer, enforceable in accordance with their respective terms.

     3.3  Authorized Capital Stock. The authorized capital stock of Buyer
          ------------------------
consists of 100,000,000 shares of Common Stock. The numbers of shares of Common Stock and all subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of Buyer issued and outstanding on the Closing Date, are as set forth on Schedule 3.3 attached hereto. Except as set forth on Schedule 3.3 attached hereto, no shares of Common Stock nor any subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of Buyer is outstanding on the Closing Date. The issued and outstanding shares of Buyer's capital stock have been duly authorized and validly issued, are fully paid and nonassessable.

     3.4  Issuance, Sale and Delivery of the Shares.  The Closing Shares, the
          -----------------------------------------
Management Shares and the Post-Closing Shares being purchased hereunder have been duly authorized and, when issued and delivered in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. No preemptive rights or other rights of any stockholder of Buyer to subscribe for or purchase exist with respect to the issuance and sale of the Closing Shares or the Post-Closing Shares by Buyer pursuant to this Agreement. No further approval or authority of the stockholders or the Board of Directors of Buyer will be required for the issuance and sale of the Closing Shares, the Management Shares and the Post-Closing Shares as contemplated herein. Buyer's issuance and sale of the Closing Shares, the Management Shares and the Post-Closing Shares will be in compliance with all applicable federal and state securities laws.

     3.5  No Conflict.  The execution and delivery by Buyer of this Agreement
          -----------
and the other agreements and instruments to be executed and delivered in connection with the transactions contemplated hereby, and the consummation of the transactions contemplated hereby, will not result in a violation of or conflict with: (a) to Buyer's knowledge, any foreign, Federal, state, or local law, regulation, ordinance, zoning requirement, governmental restriction, order, judgment or decree applicable to Buyer, (b) any provision of any charter, bylaw or other governing or organizational instrument of Buyer, or (c) any mortgage, indenture, license, instrument, trust, contract, agreement, or other commitment or arrangement to which Buyer is a party or by which Buyer is bound, and in each case which would have a material adverse effect on Buyer.

     3.6  Required Government Consents.  No material Permit (as defined in
          ----------------------------
Section 1.1(a)(iv)) is necessary for Buyer for the execution and delivery of this Agreement and the other agreements and instruments to be executed and delivered by Buyer in connection with the transactions contemplated hereby, or the consummation by Buyer of the transactions contemplated hereby.

     3.7  Required Contract Consents.  No approval, authorization, consent,
          --------------------------
permission, or waiver to or from any person, or notice, filing, or recording to or with, any person, is necessary for Buyer for the execution and delivery of this Agreement and the other agreements and instruments to be executed and delivered in connection with the transactions contemplated hereby by Buyer, or the consummation by Buyer of the transactions contemplated hereby.

     3.8  Reporting Company; Small Business Issuer; Additional Information.
          ----------------------------------------------------------------
Buyer has filed all reports required to be filed by Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). Buyer is a "small business issuer", as such term is defined in Rule 405 promulgated under the Securities Act. Buyer has made available to Seller a true and complete copy of each report, schedule, registration statement, or proxy statement filed by Buyer with the Securities and Exchange Commission (the "Commission") under the Exchange Act and the Securities Act since January 1, 2000 (as such documents have since the time of their filing been amended, the "Information Documents"), which are all the documents (other than preliminary material) that Buyer was required to file with the Commission since such date. As of their respective dates, the Information Documents and any forms, reports and other documents filed by Buyer complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder applicable to the Information Documents or such other forms, reports or other documents, and none of the Information Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Information Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments, which were not individually or in the aggregate material) in all material respects the financial position of Buyer as at the dates thereof and the results of its operations and cash flows for the periods then ended.

     3.9  Litigation.  Except as disclosed in the Information Documents, there
          ----------
is no legal, administrative or other action, claim, proceeding or governmental investigation, domestic or foreign, pending or, to Buyer's knowledge, threatened against Buyer materially affecting Buyer's business or assets, or that challenges or reviews the execution, delivery or performance of this Agreement by Buyer or of the consummation of the transactions contemplated hereby, or that seeks to enjoin or obtain damages in respect of the consummation of any of the transactions contemplated hereby. However, Buyer is seeking to renegotiate certain terms of its agreements with Alta Vista, which could result in future litigation between those parties. Buyer is not a party to and is not bound by any order or any ruling or award of any other person that has resulted in or could reasonably be expected to result in, individually or in the aggregate, a material adverse effect on Buyer's business or which could reasonably be expected to materially adversely affect the consummation of the transactions contemplated hereby.

     3.10 Broker's or Finder's Fees.  Buyer has not authorized any person to act
          -------------------------
as broker, finder, or in any other similar capacity in connection with the transactions contemplated by this Agreement.

     3.11 Disclosure.  No representation, warranty, or statement made by Buyer
          ----------
in this Agreement or in any document or certificate furnished or to be furnished to Buyer pursuant to this Agreement contains or will contain any untrue statement or omits or will omit to state any fact necessary to make the statements contained herein or therein not misleading.

     3.12 Truth at Closing. All of the representations, warranties, and
          ----------------
agreements of Buyer contained in this Article 3 shall be true and correct and in full force and effect on and as of the Closing Date.

                                   ARTICLE 4
                COVENANTS OF SELLER AND BUYER PRIOR TO CLOSING

     4.1  Course of Business. Prior to the Closing Date, Seller shall conduct
          ------------------
the Business substantially in the same manner heretofore conducted, and Seller shall not institute any new methods of accounting or operation or engage in any transaction or activity, enter into any agreement, or make any commitment, except in the ordinary course of business and consistent with past practice. Seller shall not incur any liabilities in excess in the aggregate of $5,000, other than those incurred in the ordinary course of business, without the prior written consent of Buyer.

     4.2  Required Approvals.  As promptly as practicable after the date of this
          ------------------
Agreement, Seller shall make all filings required by foreign, Federal, state or local law to be made by it in order to consummate the transactions contemplated hereby. Seller shall (a) cooperate with Buyer with respect to all filings that Buyer elects to make or is required by law to make in connection with the transactions contemplated hereby, and (b) cooperate with Buyer in obtaining any consents of the type described in Sections 2.4 and 2.5.

     4.3  Prohibited Actions.  In no event, without the prior written consent of
          ------------------
Buyer, shall Seller:

          (a)  Encumbrances. Permit any of the Assets to be subjected to any
               ------------
claim or Encumbrance not existing on the date hereof.

          (b)  Disposition of Assets. Waive any claims or rights of substantial
               ---------------------
value respecting the Business or Assets, or sell, transfer, or otherwise dispose of any of the Assets, except in the ordinary course of business and consistent with past practice.

          (c)  Intellectual Property. Dispose of, license, or permit to lapse
               ---------------------
any rights in any material Intellectual Property.

     4.4  Access. From the date of this Agreement to the Closing Date, Seller
          ------
shall: (a) provide Buyer with such information in connection with the Business and the Assets as Buyer may from time to time reasonably request; (b) provide the Buyer and its officers, counsel and other authorized representatives access during regular business hours and upon reasonable notice to its books, records, and offices, as Buyer may from time to time reasonably request; and (c) permit Buyer to make such inspections thereof as it may reasonably request. Any investigation shall be conducted in such a manner as not to interfere unreasonably with the operation of the Business.

     4.5  Non-Solicitation. Until the completion or termination of the
          ----------------
transactions contemplated by this Agreement, Seller shall not, nor shall any of its representatives, solicit, offer or encourage any sale of any of the Assets or the Business.

     4.6  Funding of Seller. Without derogating from Buyer's obligation to
          -----------------
assume the Assumed Liabilities and from Buyer's responsibility therefore after the Closing, Buyer shall pay the ongoing costs of operating the Business in the ordinary course through the Closing or the termination of the Agreement, to a maximum of $100,000 per week, calculated on a cumulative basis from September 1, 2000. In the event this Agreement is terminated for any reason, the amounts so advanced by Buyer pursuant to this Section 4.6 shall be converted into a one-year debenture of Seller issued to Buyer in an amount equal to the aggregate amounts advanced by Buyer to Seller that shall bear interest at 12% per annum, payable monthly, and the debenture shall be secured by a security interest in all of Seller's assets that is senior to all other liens of Seller's creditors except for existing liens (other than those held by any of Seller's shareholders) as of the date of this Agreement.

                                   ARTICLE 5
                      CONDITIONS TO SELLER'S OBLIGATIONS

     Each of the obligations of Seller to be performed hereunder shall be subject to the satisfaction (or waiver by Seller) at or prior to the Closing Date of each of the following conditions:

     5.1  Representations and Warranties; Performance. Buyer shall have
          -------------------------------------------
performed and complied in all material respects with the covenants and agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing Date, the representations and warranties of Buyer set forth in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made at and as of the Closing Date (except as otherwise expressly contemplated by this Agreement), and the execution and delivery of this Agreement by Buyer and the consummation of the transactions contemplated hereby shall have been duly and validly authorized by Buyer's Board of Directors , and Seller shall have received a certificate to that effect signed by Buyer.

     5.2  Consents. All required approvals, consents and authorizations for the
          --------
consummation of the transactions contemplated hereby shall have been obtained.

     5.3  Litigation. No Litigation shall be threatened or pending against Buyer
          ----------
or Seller that, in the reasonable opinion of counsel for Seller, could result in the restraint or prohibition of any such party, or the obtaining of damages or other relief from such party, in connection with this Agreement or the consummation of the transactions contemplated hereby.

     5.4  Legal Opinion. Buyer shall have delivered to Seller an opinion of
          -------------
counsel to Buyer (who shall be reasonably acceptable to Seller) in the form of Exhibit E.
---------

     5.5  No Material Adverse Change. From the date of this Agreement until the
          --------------------------
Closing Date, Buyer shall not have suffered any material adverse change with respect to the financial condition, operations or prospects of its business.

     5.6  Documents Satisfactory in Form and Substance. All agreements,
          --------------------------------------------
certificates, and other documents delivered by Buyer to Seller hereunder shall be in form and substance satisfactory to counsel for Seller, in the exercise of such counsel's reasonable judgment.

                                   ARTICLE 6
                       CONDITIONS TO BUYER'S OBLIGATIONS

     Each of the obligations of Buyer to be performed hereunder shall be subject to the satisfaction (or the waiver by Buyer) at or prior to the Closing Date of each of the following conditions:

     6.1  Representations and Warranties; Performance. Seller shall have
          -------------------------------------------
performed and complied in all material respects with the covenants and agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing Date, the representations and warranties of Seller set forth in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made at and as of the Closing Date (except as otherwise expressly contemplated by this Agreement), and the execution and delivery of this Agreement by Seller and the consummation of the transactions contemplated hereby shall have been duly and validly authorized, and Buyer shall have received a certificate to that effect signed by Seller.

     6.2  Consents. All required approvals, consents and authorizations for the
          --------
consummation of the transactions contemplated hereby shall have been obtained. Buyer hereby waives the requirement that Seller obtain the consent of NaviSite.

     6.3  No Litigation. No Litigation shall be threatened or pending against
          -------------
Buyer or Seller that, in the reasonable opinion of counsel for Buyer, could result in the restraint or prohibition of any such party, or the obtaining of damages or other relief from such party, in connection with this Agreement or the consummation of the transactions contemplated hereby.

     6.4  Legal Opinion. Seller shall have delivered to Buyer an opinion of
          -------------
counsel to Seller, in the form of Exhibit D.
                                  ---------

     6.5  No Material Adverse Change. From the date of this Agreement until the
          --------------------------
Closing Date, Seller shall not have suffered any material adverse change with respect to the financial condition, operations or prospects of the Business.

     6.6  Investment Representations for Management Shares. Seller shall have
          ------------------------------------------------
used its commerically reasonable best efforts to cause each of the individuals set forth in Exhibit A to have executed and delivered to Buyer prior to the Closing an investment representation letter with respect to his Management Shares in the form of Exhibit G.

     6.7  Documents Satisfactory in Form and Substance. All agreements,
          --------------------------------------------
certificates and other documents delivered to Buyer by Seller hereunder shall be in form and substance satisfactory to counsel for Buyer, in the exercise of such counsel's reasonable judgment.

                                   ARTICLE 7
                COVENANTS OF SELLER AND BUYER FOLLOWING CLOSING

     7.1  Allocation of Purchase Price; Transfer Taxes.
          --------------------------------------------

          (a) Consistent with Section 1060 of the Internal Revenue Code of 1986, as amended, and the applicable Treasury Regulations thereunder, Buyer shall allocate the Purchase Price to the Assets. Buyer and Seller shall jointly prepare Form 8594 in a manner consistent with such allocation, and shall timely file such Form 8594 with the Internal Revenue Service. All tax returns and reports filed or prepared by Buyer and Seller with respect to the transactions contemplated by this Agreement shall be consistent with the allocation made under this Section 7.1(a).

          (b) All sales, transfer, and similar taxes and fees (including all recording fees, if any) incurred by Seller in connection with this Agreement and the transactions contemplated hereby shall be borne by Seller, and Seller shall file all necessary documentation with respect to such taxes.

     7.2  Cooperation. Seller and Buyer shall cooperate fully with each other
          -----------
and their respective employees, counsel, accountants and other representatives and advisers in connection with the steps required to be taken as part of their respective obligations under this Agreement; and each of them shall, at any time and from time to time after the Closing, upon the request of the other, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, receipts, acknowledgments, acceptances and assurances as may be reasonably required to satisfy and perform the obligations of such party hereunder, and to allow Buyer to operate the Business after the Closing in the manner in which it was operated before the Closing. In this regard, without limiting the generality of the foregoing, Seller shall make such introductions to the customers, licensors, advertisers, suppliers, distributors and brokers with which the Business has relations, and shall otherwise use reasonable commercial efforts to cooperate with Buyer, in order to preserve intact such relationships following the Closing.

     7.3  No Public Announcements. Without the prior written consent of Buyer,
          -----------------------
Seller shall not make any press release or other public disclosure, or make any statement to any customer, advertiser, supplier or other person with regard to the transactions contemplated by this Agreement, except to the extent Seller is required to make such disclosure pursuant to law or legal process.

     7.4  Further Assurances. Subject to the terms and conditions of this
          ------------------
Agreement, each party agrees to use all of its reasonable efforts to take, or cause to be taken, all actions and to do or cause to be done, all things necessary and proper or advisable to consummate and make effective the transactions contemplated by this Agreement (including the execution and delivery of such further instruments and documents) as the other party may reasonably request.

     7.5  Nondisclosure of Proprietary Data. Seller shall hold in a fiduciary
          ---------------------------------
capacity for the benefit of Buyer all secret or confidential information, knowledge or data relating to Buyer or any of its affiliated companies, and their respective businesses, which shall not be or become public knowledge. Seller shall not, without the prior written consent of Buyer, or as may otherwise be required by law or legal process or in order to defend itself in legal proceedings, communicate or divulge either before or after the Closing Date any such information, knowledge or data to anyone other than Buyer and those designated by Buyer in writing.

     7.6  Funds Received After Closing. Any and all funds received by Seller
          ----------------------------
after the Closing in respect of the Assets or otherwise relating to the Business (other than funds received by Seller from Buyer pursuant to this Agreement) shall be promptly remitted to Buyer.

     7.7  Liquidation of Seller; Distribution of Shares. Seller shall not
          ---------------------------------------------
terminate its corporate existence or otherwise dissolve for at least one year from the Closing Date. Seller shall be entitled, subject only to compliance with any applicable securities laws, to transfer to its stockholders all of the Closing Shares at any time, and all of the Post-Closing Shares at any time, after their issuance or release from escrow, as the case may be; provided, however, that prior to any such transfer Seller shall have received from each such stockholder that such stockholder: (i) is an accredited investor as defined in Regulation D under the Securities Act; and (ii) is acquiring the Shares for his own account and not with a view to the distribution thereof, except in compliance with the Securities Act or an exemption available thereunder. Seller shall provide an opinion of counsel that is reasonably satisfactory to Buyer and its transfer agent to the effect that any transfer of the Shares by Seller is in compliance with the applicable securities laws.

     7.8  Shareholder Debt. All debt of Seller owing to any of its shareholders
          ----------------
shall have been converted by Seller into equity in Seller or otherwise waived or discharged in full.

                                   ARTICLE 8
                          SURVIVAL; INDEMNITY; ESCROW

     8.1  Survival of Representations, Warranties, etc. Each of the
          --------------------------------------------
representations, warranties, agreements, covenants and obligations herein is material and shall be deemed to have been relied upon by the other party or parties and shall survive the Closing hereof, and shall not merge in the performance of any obligation by any party hereto, subject to the provisions of
Section 8.3(c) below. All rights to indemnification contained in this Agreement shall survive the Closing hereof, subject to the provisions of Section 8.4.

     8.2  Indemnification by Seller. Subject to Section 8.4, Seller shall
          -------------------------
indemnify, defend, and hold harmless Buyer, and Buyer's representatives, stockholders, controlling persons and affiliates ("Buyer Indemnified Persons"), at, and at any time after, the Closing, from and against any and all demands, claim, actions, or causes of action, assessments, losses, damages (including incidental and consequential damages), liabilities, costs, and expenses, including reasonable fees and expenses of counsel, other expenses of investigation, handling, and Litigation (as defined in Section 2.13), and settlement amounts, together with interest and penalties (collectively, a "Loss" or "Losses"), asserted against, resulting to, imposed upon, or incurred by Buyer, directly or indirectly, by reason of, resulting from, or arising in connection with, any of the following:

          (a)  Breach. (i) Any breach of any representation, warranty, covenant
               ------
or agreement of Seller contained in or made pursuant to this Agreement, including the agreements and other instruments contemplated hereby; and (ii) any breach of any representation, warranty, or agreement of Seller contained in or made pursuant to this Agreement, including the agreements and other instruments contemplated hereby, as if such representation or warranty were made on and as of the Closing Date.

          (b)  Products and Services Prior to Closing. Any liabilities or
               --------------------------------------
obligations (other than Assumed Liabilities) relating to any product shipped or manufactured by, or service provided by, Seller prior to the Closing Date.

          (c)  Brokerage or Finder's Fees. Any claim by any person for
               --------------------------
brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such person with Seller in connection this Agreement or any of the transactions contemplated hereby.

          (d)  Liabilities. Any of Seller's liabilities or obligations of any
               -----------
kind or nature whatsoever, whether accrued, absolute, contingent or otherwise, known or unknown, other than the Assumed Liabilities.

          (e)  Incidental Matters. To the extent not covered by the foregoing,
               ------------------
any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including reasonable fees and expenses of counsel, other expenses of investigation, handling, and Litigation and settlement amounts, together with interest and penalties, incident to the foregoing.

     8.3  Indemnification by Buyer. Subject to Section 8.4, Buyer shall
          ------------------------
indemnify, defend, and hold harmless Seller, and its respective representatives, stockholders, controlling persons and affiliates ("Seller Indemnified Persons"), at, and at any time after, the Closing, from and against any and all Losses asserted against, resulting to, imposed upon, or incurred by Seller, to the extent arising from any of the following:

          (a)  Breach.  (i) Any breach of any representation, warranty, covenant
               ------
or agreement of Buyer contained in or made pursuant to this Agreement, including the agreements and other instruments contemplated hereby; and (ii) any breach of any representation, warranty, or agreement of Buyer contained in or made pursuant to this Agreement, including the agreements and other instruments contemplated hereby, as if such representation or warranty were made on and as of the Closing Date.

          (b)  Employees.  Any acts or omissions of Buyer from and after the
               ---------
Closing with respect to any former employees of Seller that are employed by Buyer after the Closing.

          (c)  Incidental Matters. To the extent not covered by the foregoing,
               ------------------
any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including reasonable fees and expenses of counsel, other expenses of investigation, handling, and Litigation, and settlement amounts, together with interest and penalties, incident to the foregoing.

     8.4  Limitation on Liability; Time Limitation.
          ----------------------------------------

          (a) The right of any Buyer Indemnified Person or Seller Indemnified Person to indemnification for any Loss will apply only to those claims for indemnification that are given in writing on or before the first anniversary of the Closing Date.

          (b) The indemnification provided for in this Section 8 shall not apply unless the aggregate Loss, as the case may be, for which one or more Buyer Indemnified Persons seeks indemnification exceeds $50,000. In the event that the aggregate Loss from all items under Section 8.2 does exceed $50,000, Seller will indemnify the entire amount of such Loss, including the first $50,000 of such Loss.

          (c) Except or any breach of the representations, warranties or covenants set forth in Sections 1.1(a)(ii), 2.6 (with respect to any Intellectual Property), 2.7 or 7.8, the Post-Closing Shares deposited in escrow pursuant to the Escrow Agreement shall be the Buyer Indemnified Persons' sole recourse under Article 8 of this Agreement under any theory or liability, and the aggregate amount of indemnification for such Buyer Indemnified Persons shall be limited to 250,000 shares. For purposes of this indemnification, the Post-Closing Shares will be valued at $2 per share.

          (d) In the case of any breach of any of the representations, warranties or covenants set forth in Sections 1.1(a)(ii), 2.6 (with respect to any Intellectual Property), 2.7 or 7.8, the remedies of the Buyer Indemnified Persons shall not be limited in any manner and the aggregate amount of indemnification for such Buyer Indemnified Persons shall not be limited in amount. The Buyer Indemnified Persons' recourse shall include without limitation monetary damages payable in cash and the Post-Closing Shares and, to the extent at least 250,000 of the Post-Closing Shares have already been cancelled pursuant to this Article 8, the Management Shares. For purposes of this indemnification, the Post-Closing Shares and Management Shares will be valued at $2 per share.

     8.5  Procedures; Third Party Claims, etc.
          -----------------------------------

          (a) A person entitled to make a claim of indemnification hereunder shall be referred to as an "Indemnified Party." A person obligated for indemnification hereunder shall be referred to as an "Indemnifying Party". The Indemnifying Party shall be entitled to defend any claim, action, suit or proceeding made by any third party against an Indemnified Party; provided,
                                                                 --------
however, that the Indemnified Party shall be entitled to participate in such
------
defense with counsel of its choice and at its own expense and, if (i) the Indemnifying Party is also a party to such claim, action, suit or proceeding and the Indemnified Party and the Indemnifying Party have conflicting defenses, (ii) the Indemnifying Party does not provide a competent defense, or (iii) the Indemnifying Party agrees, then the Indemnified Party's participation shall be at the expense of the Indemnifying Party. The Indemnified Party shall provide such cooperation and access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to such matter; and the parties shall cooperate with each other in order to ensure the proper and adequate defense thereof. An Indemnified Party shall not settle any claim subject to indemnification hereunder without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.


          (b) With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earliest to occur of: (i) the entry of a judgment against the Indemnified Party; (ii) the settlement of the claim; (iii) with respect to indemnities for tax liabilities, upon the issuance of any final resolution by a taxation authority; or (iv) with respect to claims before any administrative or regulatory authority, when the Loss is determined (regardless of whether such Loss is subject to further review or appeal); provided, however, that the
                                              --------  -------
Indemnifying Party shall pay on the Indemnified Party's demand any cost or expense reasonably incurred by the Indemnified Party in defending or otherwise dealing with such claim, and provided, further, that nothing in this paragraph
                             --------  -------
shall limit Buyer's rights under the Escrow Agreement.


          (c) To seek indemnification hereunder, an Indemnified Party shall notify in writing each Indemnifying Party from whom indemnification is sought of any claim for indemnification, specifying in reasonable detail the nature of the Loss and the amount or an estimate of the amount thereof. Neither the giving of such notice nor the failure to give such notice shall constitute an election of remedies or limit an Indemnified Party in any manner in the enforcement of any other remedies that may be available to it pursuant to this Agreement, including the right to proceed against an Indemnifying Party or give notice of a claim under the Escrow Agreement.

     8.6  Notice of Claim Under Escrow Agreement. Upon notice to Seller
          --------------------------------------
specifying the basis for such action, Buyer may give notice of a claim under the Escrow Agreement. Neither the giving of such notice nor the failure to give such notice shall constitute an election of remedies or limit Buyer in any manner in the enforcement of any other remedies that may be available to it, including Buyer's right to otherwise seek indemnification from Seller or proceed against Seller.

                                   ARTICLE 9
                                  TERMINATION

     9.1  Termination.  This Agreement may be terminated at any time prior to
          -----------
the Closing Date:

          (a)  by mutual written consent of Seller and Buyer;

          (b) by either Seller or Buyer if (i) there shall have been a material breach of any representation, warranty, covenant or agreement set forth in this Agreement, on the part of Buyer, in the case of a termination by Seller, or on the part of Seller, in the case of a termination by Buyer, which breach shall not have been cured, in the case of a representation or warranty, prior to Closing or, in the case of a covenant or agreement, within five (5) business days following receipt by the breaching party of notice of such breach, or (ii) any permanent injunction or other order of a court or other competent authority preventing the consummation of the transactions contemplated hereby shall have become final and non-appealable;

          (c)  by either Seller or Buyer if the transactions contemplated hereby shall not have been consummated on or before November 15, 2000; provided,
                                                                       --------
however, that the right to terminate this Agreement pursuant to this Section
-------
9.1(c) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the consummation of the transactions contemplated hereby to have occurred on or before the aforesaid date; or

     9.2  Effect of Termination. Each party's right of termination under Section
          ---------------------
9.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 9.1, all further obligations of the parties under this Agreement will terminate; provided,
                                                                --------
however, that if this Agreement is terminated by a party because of the breach
-------
of this Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's rights to pursue all legal remedies will survive such termination unimpaired.

                                  ARTICLE 10
                                 MISCELLANEOUS

     10.1  Entire Agreement. This Agreement, and the other certificates,
           ----------------
agreements, and other instruments to be executed and delivered by the parties in connection with the transactions contemplated hereby, constitute the sole understanding of the parties with respect to the subject matter hereof and supersede all prior oral or written agreements with respect to the subject matter hereof.

     10.2  Parties Bound by Agreement; Successors and Assigns.  The terms,
           --------------------------------------------------
conditions, and obligations of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

     10.3  Amendments and Waivers. No modification, termination, extension,
           ----------------------
renewal or waiver of any provision of this Agreement shall be binding upon a party unless made in writing and signed by such party. A waiver on one occasion shall not be construed as a waiver of any right on any future occasion. No delay or omission by a party in exercising any of its rights hereunder shall operate as a waiver of such rights.

     10.4  Severability. If for any reason any term or provision of this
           ------------
Agreement is held to be invalid or unenforceable, all other valid terms and provisions hereof shall remain in full force and effect, and all of the terms and provisions of this Agreement shall be deemed to be severable in nature. If for any reason any term or provision containing a restriction set forth herein is held to cover an area or to be for a length of time which is unreasonable, or in any other way is construed to be too broad or to any extent invalid, such term or provision shall not be determined to be null, void and of no effect, but to the extent the same is or would be valid or enforceable under applicable law, any court of competent jurisdiction shall construe and interpret or reform this Agreement to provide for a restriction having the maximum enforceable area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under applicable law.

     10.5  Attorney's Fees. Should any party hereto retain counsel for the
           ---------------
purpose of enforcing, or preventing the breach of, any provision hereof including, but not limited to, the institution of any action or proceeding, whether by arbitration, judicial or quasi-judicial action or otherwise, to enforce any provision hereof or for damages for any alleged breach of any provision hereof, or for a declaration of such party's rights or obligations hereunder, then, whether such matter is settled by negotiation, or by arbitration or judicial determination, the prevailing party shall be entitled to be reimbursed by the losing party for all costs and expenses incurred thereby, including, but not limited to, reasonable attorneys' fees for the services rendered to such prevailing party.

     10.6  Counterparts. This Agreement may be executed in one or more
           ------------
counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

     10.7  Headings. The headings of the Sections and paragraphs of this
           --------
Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

     10.8  Expenses. At the Closing, Buyer will pay Seller a cash amount to
           --------
cover the reasonable legal fees and expenses incurred by Seller in connection with the transactions contemplated hereby, which amount shall be notified by Seller to Buyer two days prior to the Closing Date. Except as specifically provided herein, Seller and Buyer shall each pay all costs and expenses incurred by it or on its behalf in connection with this Agreement and the transactions contemplated hereby, including fees and expenses of its own financial consultants and accountants.

     10.9  Shareholder Representative. Matt d'Arbeloff (or another person
           --------------------------
designated by Seller in writing to Buyer) shall, by virtue of resolutions to be adopted by the stockholders of Seller, be irrevocably appointed attorney-in-fact and authorized and empowered to act, for and on behalf of any or all of the shareholders of Seller (with full power of substitution) in connection with the notice provisions of this Agreement, the Escrow Agreement, the Registration Rights Agreement, and such other matters as are reasonably necessary for the consummation of the transactions contemplated hereby, including to act as the representative of such shareholders to review and authorize all claims and other payments under the Escrow Agreement and dispute or question the accuracy thereof, to compromise on their behalf with Buyer any claims asserted thereunder and to authorize payments to be made with respect thereto, and to take such further actions as are authorized in this Agreement. The above-named representative, as well as any subsequent representative of the shareholders of Seller appointed by such representative (or, after such representative's death or incapacity, elected by vote of the holders of a majority of capital stock of Seller outstanding immediately prior to the consummation of the transactions contemplated hereby), is referred to herein as the "Shareholder Representative". Notwithstanding anything in this Agreement to the contrary, Buyer and each of its respective affiliates shall be entitled to rely on such appointment and treat the Shareholder Representative as the duly appointed attorney-in-fact of each shareholder of Seller. The Shareholder Representative shall not be liable to any stockholder of Seller, Seller, Buyer or any other person with respect to any action taken or omitted to be taken by the Shareholder Representative under or in connection with this Agreement, the Escrow Agreement or the Registration Rights Agreement, unless such action or omission results from or arises out of fraud, willful misconduct, bad faith or gross negligence on the part of the Shareholder Representative. The shareholders of Seller shall severally indemnify and hold the Shareholder Representative harmless against any loss, liability or expense incurred without fraud, willful misconduct, bad faith or gross negligence on the part of the Shareholder Representative and arising out of or in connection with the acceptance or administration of the duties of the Shareholder Representative hereunder, including the reasonable fees and expenses of any legal counsel retained by the Shareholder Representative, and shall reimburse the Shareholder Representative for all reasonable expenses, including without limitation reasonable legal fees and expenses, incurred by the Shareholder Representative in connection with administration of the duties of the Shareholder Representative hereunder. It is hereby agreed that any such loss, liability or expense may be paid out of the escrow proceeds to which the shareholders of Seller are entitled under the Escrow Agreement.

     10.10 Notices.  All notices, requests, demands, claims, and other
           -------
communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given: when received, if personally delivered; when transmitted, if transmitted by facsimile, electronic or digital transmission method; or five business days after such notice, request, demand, claim or other communication is sent, if sent by registered or certified mail, return receipt requested, postage prepaid; and, in any case, all such communications must be addressed to the intended recipient as set forth below:

     if to Seller to (prior to Closing):

                     MyHelpDesk, Inc.
                     60 Central St.
                     Norwood, MA 02062
                     Attention:  Matt d'Arbeloff
                     facsimile:

     if to Seller (after Closing):

                     Matt d'Arbeloff
                     c/o Edward N. Gadsby, Esq.
                     Foley, Hoag & Eliot LLP
                     One Post Office Square
                     Boston, MA 02109
                     facsimile: (617) 832-7000

     with a copy (in any case) to:

                     Edward N. Gadsby, Esq.
                     Foley, Hoag & Eliot LLP
                     One Post Office Square
                     Boston, MA 02109
                     facsimile: (617) 832-7000

     if to Buyer to:

                     PCSupport.com, Inc.
                     3605 Gilmore Way, Suite 300
                     Columbia, Canada  V5G 4X5
                     Attention:  David Rowat
                     facsimile: (604) 419-4494

     with a copy to:

                     Troy & Gould Professional Corporation
                     1801 Century Park East, 16th Floor
                     Los Angeles, California 90067
                     Attention: Sanford J. Hillsberg, Esq.
                     facsimile: (310) 201-4746

     Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means, but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

     10.11 Governing Law.  This Agreement shall be construed in accordance with
           -------------
and governed by the laws of the State of Delaware without giving effect to the principles of choice of law thereof.

     10.12 Arbitration.
           -----------

     Any dispute arising under or in connection with any matter related to this Agreement or any related agreement shall be resolved exclusively by arbitration. The arbitration shall be in conformity with and subject to the applicable rules and procedures of the American Arbitration Association. Any arbitration shall incorporate Section 1283.05 of the Code with respect to discovery matters. All parties agree to be
(1) subject to the jurisdiction and venue of the arbitration in the County of Los Angeles, State of California, (2) bound by the decision of the arbitrator as the final decision with respect to the dispute and (3) subject to the jurisdiction of the Superior Court of the State of California for the purpose of confirmation and enforcement of any award.

     10.13 References, etc.
           ---------------

           (a) Whenever reference is made in this Agreement to any Article, Section, paragraph or Exhibit, such reference shall be deemed to apply to the specified Article, Section or paragraph of this Agreement or the specified Exhibit to this Agreement.

           (b) Any form of the word "include" when used herein is not intended to be exclusive (e.g., "including" means "including, without limitation").

     10.14 No Strict Construction.  The language used in this Agreement will be
           ----------------------
deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any person.

     10.15 No Third Party Beneficiary Rights.  No provision in this Agreement is
           ---------------------------------
intended or shall create any rights with respect to the subject matter of this Agreement in any third party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first indicated above.


                                       PCSUPPORT.COM, INC.


                                       By:     /s/ Mike McLean
                                          --------------------------
                                       Name:   Mike McLean
                                       Title:  CEO

                                       MYHELPDESK, INC.


                                       By:     /s/ Brian McAdams
                                          --------------------------
                                       Name:   Brian McAdams
                                       Title:  President

                           Asset Purchase Agreement

                   MyHelpDesk, Inc.  --  PCSupport.com, Inc.

                         Seller's Disclosure Schedules
                         -----------------------------

The following disclosure schedules are being provided pursuant to the Asset Purchase Agreement (the "Purchase Agreement") dated as of November 27, 2000, by and between MyHelpDesk, Inc. ("MHD") and PCSupport.com, Inc. ("PCS"). All capitalized terms used in the following disclosure schedules but not otherwise defined shall have the meanings assigned to them in the Purchase Agreement.

In the effort to accomplish full disclosure, MHD has provided information that is not necessarily called for by the Purchase Agreement but which seemed relevant or possibly useful to PCS, even though MHD does not believe all such information to be material to the Acquired Assets or the Assumed Liabilities.

The disclosure schedules are intended to be construed as an integrated document and each schedule should be read in conjunction with the other schedules. To the extent there is any inconsistency between any aspect of the disclosure schedules and any provision of the Purchase Agreement, the disclosure schedules shall be deemed to be controlling.

Schedule 1.1(a)(i) - Assumed Contracts
--------------------------------------

General:
--------
Office Lease:  Norwood Retail Trust.
Equipment Leases: Equipment lease with Advanta Commercial Equipment; Office equipment lease with Pacific Atlantic Systems.
Internet:  ISP Agreement with UUNET; Web Hosting Agreement with NaviSite;
Other: IDC White Paper Agreement; settlement agreement with NaviSite and settlement agreement with Schwartz.

Severance arrangements:
     1. As agreed with the following people upon their departure September, 2000, in amounts not to exceed two weeks salary plus accrued vacation, as prescribed by Massachusetts law: Karen Chase; Paul Critikos; Janine Fullett; Richard Perkinson; Michael Shaporkin; Jennifer Williams; Heather Lyzenga; Steven Telio

     2. As contained in written agreements with the following people: Karen Angelini; Howard Marson; Michael Gershon; Paula Malzone.

MyHelpdesk Affiliate Agreements:
-------------------------------
     1.   CPAX: dated 8-26-99.
     2.   U-Geek: dated 12-10-99.
     3.   iVillage Inc.: dated 11-2-99.
     4.   CMP Media, Inc.: dated 9-14-00.
     5.   Spinway.com: dated 8-27-99.
     6.   eCode.com: dated 10-27-99.

     7.   LM Ericsson:  dated 10-28-99.
     8.   Fatbrain.com:  dated 8-27-99.
     9.   CommonPlaces, LLC:  dated 8-1-99.
     10.  The Sutherland Group, Ltd.:  dated 3-13-00.

MyHelpdesk Co-Branded Computer Help Center Agreements:
------------------------------------------------------
     11.  Webforia: dated 12-30-99.
     12.  Spire, Inc.:  dated 3-20-2000.
     13.  IntelleSale.com: dated 4-11-00.
     14.  Computer.com: dated 12-16-99.
     15.  COMPUTER4LESS.com: dated 3-2-2000.
     16.  everdream.com:  dated 3-20-00.
     17.  Help Desk 2000: dated 1-12-00.
     18.  Freei Networks, Inc.: dated 3-13-00.
     19.  Help Desk Institute: dated 1-13-00.
     20.  Deja.com, Inc.:

Partnership, Royalty, Licensing, Operating and Conditional Sales Agreements:
----------------------------------------------------------------------------
     21.  Lycos: Agreement to Operate Co-Branded Site; dated 12-1-99.
     22.  Onyx Software: Onyx Software Strategic Alliance Agreement; dated 7-30-
          99.
     23. STERLING Information Technologies, Inc.: MHD Enterprise Support Portal Agreement; dated 9-18-00.
     24. Concentric Network Corporation (CNC): Provider Referral Agreement; dated 11-29-99.
     25.  CompUSA: license to use MHD's directory; dated 1-28-00.
     26. AllBusiness.com, Inc.: Tools Partner Co-Branding Agreement; dated 3-15-00.
     27.  Acer America Corporation: Merchandising Agreement; dated 2-14-00.
     28.  InScribe Technologies: Consulting Agreement; dated 4-1-99.
     29.  Support.com: Alliance Program Master Agreement; dated 9-8-00.
     30.  Freeup LLC: MyHelpdesk Support Portal Agreement; dated 9-19-00.
     31.  Upgradebase.com: Cross Marketing Agreement; dated 3-16-00.
     32.  Software BuyLine: E-Commerce Agreement; dated 3-23-99.
     33.  NECX Direct, LLC: Interactive Operating Agreement; dated 8-3-99.
     34. Motive Communications Inc.: Internet OEM Service Agreement; dated 9-15-99.
     35.  McAfee: Affiliate Marketing Agreement; dated 2-3-00.
     36.  KnowledgeBroker, Inc.: dated 1-10-00.
     37. SITEL Corporation: MyHelpdesk Enterprise Support Portal SITEL Agreement; dated 7-7-00.
     38.  HPC Tech: Reseller Agreement; dated 9-1-00.
     39.  Control-F1: Reseller Agreement; dated 7-17-00.
     40.  Delphi Internet Services: Distribution Agreement; dated 5-3-99.
     41.  Verity: Software License Agreement; serial # 1197, 30 Jul 1999.
     42.  Connected Corporation: VAR Agreement; dated 2-22-00.
     43.  Vignette software license agreement.

Schedule 1.1(a)(ii) - Intellectual Property
-------------------------------------------

Software:  The Company has developed two web sites: www.firsthelp.com and
                                                    -----------------
www.myhelpdesk.com; see also Schedule 2.7(h);
------------------

Patents and Patent Applications: the Company has filed one provisional patent application, entitled - Systems and Methods for Targeting Computer Consumers in the Context of a Technical Support Session.

Trademarks, Service Marks, Trade Names: the Company has two pending trademark applications, as follows:

     . 1STHELP.COM: pending application in Class 42; on-line outsourced help desk services and remote network management and monitoring services.

     . MYHELPDESK: pending application in Class 42; technical support services, namely, providing access to multi-vendor computer productivity resources and troubleshooting of computer hardware and software problems, via a global computer network, e-mail, telephone and training classes.

Internet Domain Names:

     .    myhelpdesk.com
     .    myhelpdesk.net
     .    myhelpdesk.org
     .    myhelpdesksucks.com
     .    firsthelp.com
     .    firsthelp.org
     .    1sthelp.com
     .    1sthelp.net
     .    1sthelp.org

Schedule 1.1(a)(iv) - Permits and Licenses
------------------------------------------

None.

Schedule 1.1(b)(i) - Assumed Liabilities
----------------------------------------

     . See two attached Excel spreadsheets: payables as of September 30, 2000 and accrued liabilities;

     . Fees due to Argus (William Ware) in connection with negotiations with NaviSite and Schwartz.

     .    Also includes Schedule 1.1 (a) (i)  Assumed Contracts

Schedule 2.1 - Rights to Acquire Ownership Interest
---------------------------------------------------

See attached capitalization table.

Schedule 2.5 - Required Contract Consents
-----------------------------------------

Contracts requiring consent:

See attached spreadsheet.

Contracts requiring Notice:
--------------------------

McAfee Corp.

Schedule 2.6 - Title to Assets
------------------------------

UCC financing statements filed in connection with equipment lease with Pacific Atlantic Systems.

Schedule 2.7(d) - Contracts for Use of Intellectual Property
------------------------------------------------------------

See Schedule 1.1(a)(i);
Licenses to use the software identified on schedule 2.7(h).

Schedule 2.7(h) - Software
--------------------------

Software used (under licenses granted to Seller) in connection with development and maintenance of MyHelpdesk and FirstHelp products:

     .    Microsoft ITS;
     .    Microsoft SQL Server;
     .    Microsoft Visual Source Sale;
     .    WEBTRENDS;
     .    Verity search engine;
     .    Microsoft Windows NT;
     .    Microsoft Visual Interdev;
     .    Adobe Photoshop;
     .    Microsoft Active Server Pages - VB SCRIPT;
     .    VISUAL BASIC.


Schedule 2.7(i) - Written Software Agreements
---------------------------------------------

The licenses to use the off-the-shelf software listed on Schedule 2.7(h) and the agreements listed on Schedule 1.1(a)(i).

Schedule 2.9 - Tax Matters
--------------------------

None.

Schedule 2.10(a) - Breaches/Defaults under Assumed Contracts
------------------------------------------------------------

None.

Schedule 2.10(d) - Agreements other than Assumed Contracts
----------------------------------------------------------

Bridge financing.

Schedule 2.12 - Customers; Suppliers; Advertisers
-------------------------------------------------

Customers: None; other than the Assumed Contracts listed on Schedule 1.1(a)(i).

Suppliers: See attached supplier list.

Advertisers:  None.

Schedule 2.13 - Litigation
--------------------------

None.

Schedule 2.14 - Exceptions to Liabilities on Balance Sheet
----------------------------------------------------------

None.

Schedule 2.15 - Adverse Changes
-------------------------------

None.

Schedule 2.16(c) - Absence of Particular Events
-----------------------------------------------

None.

Schedule 2.18 - Undisclosed Material Liabilities
------------------------------------------------

None.

Schedule 1.1b to Asset Purchase Agreement
Accounts Payable as at 30 September 2000 revised

================================================================================================
Vendor                                    Invoice No          Date                    Amount Due
------------------------------------------------------------------------------------------------
Able Copier Services                      092700-1            9/27/2000                    85.00
                                                                                     -----------

Able Copier Services                                                                       85.00
                                                                                     -----------

Ace Locksmith                             1048                9/14/2000                   621.83
Ace Locksmith                             092800-1            9/28/2000                    64.50
                                                                                     -----------

Ace Locksmith                                                                             686.33
                                                                                     -----------

Advantage Delivery Service                1259                9/13/2000                    36.00
                                                                                     -----------

Advantage Delivery Service                                                                 36.00
                                                                                     -----------

Advanta Leasing Services                  8397366             9/16/2000                   759.40
                                                                                     -----------

Advanta Leasing Services                                                                  759.40
                                                                                     -----------

American Exhibition Svcs., LLC            26493               8/1/2000                    500.00
American Exhibition Svcs., LLC            26883               8/15/2000                   800.00
                                                                                     -----------

American Exhibition Svcs., LLC                                                          1,300.00
                                                                                     -----------

Karen Angelini                            092900-1            9/29/2000                   810.45
                                                                                     -----------

Karen Angelini                                                                            810.45
                                                                                     -----------

Karen Angelini                            14                  9/1/2000                 20,000.00
                                                                                     -----------

Karen Angelini                                                                         20,000.00
                                                                                     -----------

AT&T Wireless Services                    090700-1            9/7/2000                    117.87
                                                                                     -----------

AT&T Wireless Services                                                                    117.87
                                                                                     -----------

Back Bay Bagels Company                   22                  9/29/2000                   167.50
                                                                                     -----------

Back Bay Bagels Company                                                                   167.50
                                                                                     -----------

Hugh M. Beckett Trustee                   2000/10             10/1/2000                -5,633.62
                                                                                     -----------

Hugh M. Beckett Trustee                                                                -5,633.62
                                                                                     -----------

BostonGas                                 081700-1            8/17/2000                   -10.19
BostonGas                                 091800-1            9/18/2000                    77.13
                                                                                     -----------

BostonGas                                                                                  66.94
                                                                                     -----------

Cablevision                               090900-1            9/9/2000                     54.10
                                                                                     -----------

Cablevision                                                                                54.10
                                                                                     -----------

Sandra Chamberlain                        50034               9/17/2000                 2,300.00

                                                                                     -----------

Sandra Chamberlain                                                                      2,300.00
                                                                                     -----------

Chrysler Financial                        7000042329  9/15/00    9/15/2000                345.99
                                                                                     -----------

Chrysler Financial                                                                        345.99
                                                                                     -----------

Corporate Furniture Concepts              1016M                  7/31/2000                350.00
Corporate Furniture Concepts              1021                   9/18/2000                300.00
                                                                                     -----------

Corporate Furniture Concepts                                                              650.00
                                                                                     -----------

Davco Air-Conditioning                    4941-4945              9/1/2000                 339.93
                                                                                     -----------

Davco Air-Conditioning                                                                    339.93
                                                                                     -----------

DoubleClick, Inc.                         2034283                7/13/2000                963.91
                                                                                     -----------

DoubleClick, Inc.                                                                         963.91
                                                                                     -----------

El Camino Resources, Ltd.                 154818                 9/1/2000               1,250.77
                                                                                     ----------

El Camino Resources, Ltd.                                                               1,250.77
                                                                                     -----------
Helen Feddema                             1191                   9/6/2000                 500.00
Helen Feddema                             1194                   9/10/2000                250.00
Helen Feddema                             1196                   9/16/2000                125.00
Helen Feddema                             1196A                  9/16/2000                125.00
                                                                                     -----------

Helen Feddema                                                                           1,000.00
                                                                                     -----------

Fleet Business Services                   092800-1               9/28/2000             15,390.74
                                                                                     -----------

Fleet Business Services                                                                15,390.74
                                                                                     -----------

Foley, Hoag & Eliot                       203602                 7/18/2000              6,767.43
Foley, Hoag & Eliot                       205345                 8/15/2000             10,591.33
Foley, Hoag & Eliot                       207438                 9/18/2000             12,804.78
Foley, Hoag & Eliot                       209813                                        8,876.31  $8645 for acquisition
Foley, Hoag & Eliot                       acquisition costs      closing               50,000.00

                                                                                     -----------

Foley, Hoag & Eliot                                                                    89,039.85
                                                                                     -----------

Foley Food & Vending Co.                  11565                  9/27/2000              1,545.30
                                                                                     -----------

Foley Food & Vending Co.                                                                1,545.30
                                                                                     -----------

Brian Frankenfield                        203                    9/1/2000                 693.00
                                                                                     -----------

Brian Frankenfield                                                                        693.00
                                                                                     -----------

Lonnie Furnish                            092200-1               9/22/2000                500.00
                                                                                     -----------

Lonnie Furnish                                                                            500.00
                                                                                     -----------

Michael L. Gershon                        091100-1               9/11/2000                662.56

Michael L. Gershon                        092700-1            9/27/2000                 1,408.31
Michael L. Gershon                        092700-2            9/27/2000                   129.27
                                                                                   -------------

Michael L. Gershon                                                                      2,200.14
                                                                                   -------------

G. Fishman & Associates                   151-6-9              7/1/2000                 2,742.00
G. Fishman & Associates                   151-6-10             8/1/2000                21,980.00
                                                                                   -------------

G. Fishman & Associates                                                                24,722.00
                                                                                   -------------

Susan Harkins                             RT-821-1            8/21/2000                   250.00
Susan Harkins                             RT-821-2            8/21/2000                   325.00
Susan Harkins                             RT-911-1            9/11/2000                   325.00
Susan Harkins                             RT-912-1            9/12/2000                   325.00
Susan Harkins                             RT-916-1            9/16/2000                   325.00
Susan Harkins                             RT-923-1            9/23/2000                   325.00
                                                                                   -------------

Susan Harkins                                                                           1,875.00
                                                                                   -------------

Harris Media Services                     091900-1            9/19/2000                 2,250.00
                                                                                   -------------

Harris Media Services                                                                   2,250.00
                                                                                   -------------
International Data Corporation            PO 1003              6/1/2000                12,550.00
International Data Corporation            PO 1004              6/1/2000                12,500.00
                                                                                   -------------

International Data Corporation                                                         25,050.00
                                                                                   -------------

JDA Advertising                           3337                 3/8/2000                11,428.91
                                                                                   -------------

JDA Advertising                                                                        11,428.91
                                                                                   -------------

Leonid Kuznetsov                          091500-1            9/15/2000                 5,760.00
Leonid Kuznetsov                          092200-1            9/22/2000                 3,600.00
Leonid Kuznetsov                          100500              9/29/2000                 3,600.00
                                                                                   -------------

Leonid Kuznetsov                                                                       12,960.00
                                                                                   -------------

William B. MacGregor                      092200-1            9/22/2000                   131.76
William B. MacGregor                      092900-1            9/29/2000                   887.07
                                                                                   -------------

William B. MacGregor                                                                    1,018.83
                                                                                   -------------

Brian McAdams                             090100               9/1/2000                   171.53
Brian McAdams                             092900-1             9/1/2000                 1,695.05
                                                                                   -------------

Brian McAdams                                                                           1,866.58
                                                                                   -------------

MCI Worldcomm                             092800              9/28/2000                 1,183.19
                                                                                   -------------
MCI Worldcomm                                                                           1,183.19
                                                                                   -------------

NaviSite                                  3214                 9/5/2000                19,147.00
                                                                                   -------------

NaviSite                                                                               19,147.00
                                                                                   -------------

Jason Nicols                              093000-1            9/30/2000                   750.00

                                                                                     -----------
Jason Nicols                                                                              750.00
                                                                                     -----------

Town of Norwood                           092100-1            9/21/2000                    39.41
                                                                                     -----------

Town of Norwood                                                                            39.41
                                                                                     -----------

Paul Critikos                             092200-1            9/22/2000                    63.00
                                                                                     -----------

Paul Critikos                                                                              63.00
                                                                                     -----------

Carol Blanchard - Petty Cash              092900-1            9/29/2000                   291.70
                                                                                     -----------

Carol Blanchard - Petty Cash                                                              291.70
                                                                                     -----------

R. L. French Consulting                   090100              9/1/2000                    300.00
R. L. French Consulting                   091200-1            9/12/2000                   500.00
R. L. French Consulting                   01                  9/12/2000                   300.00
R. L. French Consulting                   092000-1            9/20/2000                   500.00
                                                                                     -----------

R. L. French Consulting                                                                 1,600.00
                                                                                     -----------

Schwartz Communications, Inc.             settlement                                   76,000.00
                                                                                     -----------

Schwartz Communications, Inc.                                                          76,000.00
                                                                                     -----------

Sign*A*Rama                               3478                9/14/2000                   129.23
                                                                                     -----------

Sign*A*Rama                                                                               129.23
                                                                                     -----------

Spin Media Network, Inc.                  090700-1            9/7/2000                    196.00
                                                                                     -----------

Spin Media Network, Inc.                                                                  196.00
                                                                                     -----------

The Surrey Group                          50676               9/21/2000                   341.61
                                                                                     -----------

The Surrey Group                                                                          341.61
                                                                                     -----------

UUNET Technologies, Inc.                  3771800             8/1/2000                     -1.60
UUNET Technologies, Inc.                  3982062             9/1/2000                  4,919.35
                                                                                     -----------

UUNET Technologies, Inc.                                                                4,917.75
                                                                                     -----------

Verizon                                   255-9530  9/28/00   9/28/2000                   589.80
                                                                                     -----------

Verizon                                                                                   589.80
                                                                                     -----------

Verizon                                   091000-1            9/10/2000                    89.33
                                                                                     -----------

Verizon                                                                                    89.33
                                                                                     -----------

Verizon                                   092500              9/25/2000                    49.59
                                                                                     -----------

Verizon                                                                                    49.59
                                                                                     -----------

Vignette Corporation                      070100-3            7/1/2000                 11,520.00

Vignette Corporation              5001636           7/21/2000          1,944.00
                                                                    -----------

Vignette Corporation                                                  13,464.00
                                                                    -----------

Alice Whalen                      0020831           8/31/2000            750.00
                                                                    -----------

Alice Whalen                                                             750.00
                                                                    -----------

Deborah White                     08                9/11/2000            900.00
Deborah White                     09                9/12/2000            250.00
Deborah White                     10                9/25/2000            187.50
                                                                    -----------

Deborah White                                                          1,337.50
                                                                    -----------

Worcester Insurance Company       091800-1          9/18/2000            454.60
Worcester Insurance Company       091800-1A         9/18/2000          1,895.80
                                                                    -----------

Worcester Insurance Company                                            2,350.40
                                                                    -----------

Worldwide Express                 219436            9/20/2000             46.39
Worldwide Express                 229891            9/27/2000            326.03
                                                                    -----------

Worldwide Express                                                        372.42
                                                                    -----------

Janet Wright                      125-00            9/1/2000             750.00
                                                                    -----------

Janet Wright                                                             750.00
                                                                    -----------

                                                                    ===========
                                                                     340,252.85
================================================================================

-------------------------------------------------------------------
                                      MHD
                      Accounts Payable & Accrued Expenses
                                    9/30/00
-------------------------------------------------------------------

-------------------------------------------------------------------
Accounts Payable                                            340,252
-------------------------------------------------------------------

-------------------------------------------------------------------
Accrued Expenses
-------------------------------------------------------------------
Vacation Accrual                               43,125
-------------------------------------------------------------------
Navisite                                       20,723
-------------------------------------------------------------------
Foley
-------------------------------------------------------------------
Mass. Corp. Taxes                                 456
-------------------------------------------------------------------
Microsoft Audit                                25,000
-------------------------------------------------------------------
General Accrual (see detail)**                  9,300
-------------------------------------------------------------------

-------------------------------------------------------------------
          Total Accrued:                                     98,604
-------------------------------------------------------------------

-------------------------------------------------------------------
          Total Liabilities:                                438,856
-------------------------------------------------------------------



-----------------------------------------------------
** Detail of General Accrual
-----------------------------------------------------
Randstad                                          400
-----------------------------------------------------
UUNet                                           2,288
-----------------------------------------------------
Deborah White                                     325
-----------------------------------------------------
Hugh Beckett                                      339
-----------------------------------------------------
Karen Angelini                                  1,331
-----------------------------------------------------
Michael Gershon                                   460
-----------------------------------------------------
Databack Systems                                  109
-----------------------------------------------------
Howard Marson                                     130
-----------------------------------------------------
Worldwide Express                                 768
-----------------------------------------------------
Town of Norwood                                 1,250
-----------------------------------------------------
Google Inc.                                     1,500
-----------------------------------------------------
AT&T Wireless                                     400
-----------------------------------------------------

-----------------------------------------------------
          Total General Accrual:                9,300
-----------------------------------------------------

                                                          Schedule 2.1

MyHelpdesk.com Capitalization
                                                            Total              Fully Dilluted
                Employee                     Name          Shares    Warrants     Shares       Price       Investment
Common Stock
                                       Carrie Simmons         4,285                   4,285     $0.15
                                       Eric Bulock          400,000                 400,000     $0.01
                                       Kent Summers         400,000                 400,000     $0.01
                                       Paul Barron          400,000                 400,000     $0.01
     Total Common Stock                                   1,204,285               1,204,285

Stock Options - Employees
                                       Any Wang               5,000                   5,000     $0.37
                                       Ari Karp               5,000                   5,000     $0.15
                                       Barry MacGregor       10,000                  10,000     $0.37
                                       Brian McAdams        397,516                 397,516     $0.37
                                       Carol Blanchard        5,000                   5,000     $0.15
                                       Chris Carr             3,000                   3,000     $0.15
                                       Donovan White          8,571                   8,571     $0.15
                                       Donovan White          1,429                   1,429     $0.37
                                       Jane Broderick         3,429                   3,429     $0.37
                                       Jay Kelley            20,571                  20,571     $0.15
                                       Kendall Tessmer        1,715                   1,715     $0.37
                                       Kendall Tessmer        1,714                   1,714     $0.15
                                       Kendall Tessmer        1,571                   1,571     $0.37
                                       Maria Jomides          3,429                   3,429     $0.15
                                       Maria Tavares          3,000                   3,000     $0.15
                                       Michael Gaitsgory      5,000                   5,000     $0.15
                                       Michael Zwarg          3,429                   3,429     $0.15
                                       Michael Zwarg          1,571                   1,571     $0.37
                                       Mike Blake             3,429                   3,429     $0.15
                                       Mike Blake             1,571                   1,571     $0.37
                                       Michael Gershon      150,000                 150,000     $0.37
                                       Nathan Buczek          3,429                   3,429     $0.15
                                       Paul Woodcock          1,000                   1,000     $0.15
                                       Robin A. Ambler        3,429                   3,429     $0.37
                                       Susannne Carter        8,571                   8,571     $0.15
                                       Susannne Carter        7,000                   7,000     $0.37
                                       Yelena Shmelev         5,000                   5,000     $0.37
                                       Zoreda Lutchman        1,000                   1,000     $0.37

MyHelpdesk.com Capitalization
                                                                                            Bridge
                Employee                     Name                 Pre-A       Series A     Warrants   Series B
Common Stock
                                       Carrie Simmons              0.22%          0.13%                   0.10%
                                       Eric Bulock                20.22%         12.32%                   9.23%
                                       Kent Summers               20.22%         12.32%                   9.23%
                                       Paul Barron                20.22%         12.32%                   9.23%
     Total Common Stock                                           60.88%         37.09%                  27.79%

Stock Options - Employees
                                       Any Wang                    0.25%          0.15%                   0.12%
                                       Ari Karp                    0.25%          0.15%                   0.12%
                                       Barry MacGregor             0.51%          0.31%                   0.23%
                                       Brian McAdams              20.09%         12.24%                   9.17%
                                       Carol Blanchard             0.25%          0.15%                   0.12%
                                       Chris Carr                  0.15%          0.09%                   0.07%
                                       Donovan White               0.43%          0.26%                   0.20%
                                       Donovan White               0.07%          0.04%                   0.03%
                                       Jane Broderick              0.17%          0.11%                   0.08%
                                       Jay Kelley                  1.04%          0.63%                   0.47%
                                       Kendall Tessmer             0.09%          0.05%                   0.04%
                                       Kendall Tessmer             0.09%          0.05%                   0.04%
                                       Kendall Tessmer             0.08%          0.05%                   0.04%
                                       Maria Jomides               0.17%          0.11%                   0.08%
                                       Maria Tavares               0.15%          0.09%                   0.07%
                                       Michael Gaitsgory           0.25%          0.15%                   0.12%
                                       Michael Zwarg               0.17%          0.11%                   0.08%
                                       Michael Zwarg               0.08%          0.05%                   0.04%
                                       Mike Blake                  0.17%          0.11%                   0.08%
                                       Mike Blake                  0.08%          0.05%                   0.04%
                                       Michael Gershon             7.58%          4.62%                   3.46%
                                       Nathan Buczek               0.17%          0.11%                   0.08%
                                       Paul Woodcock               0.05%          0.03%                   0.02%
                                       Robin A. Ambler             0.17%          0.11%                   0.08%
                                       Susannne Carter             0.43%          0.26%                   0.20%
                                       Susannne Carter             0.35%          0.22%                   0.16%
                                       Yelena Shmelev              0.25%          0.15%                   0.12%
                                       Zoreda Lutchman             0.05%          0.03%                   0.02%

MyHelpdesk.com Capitalization
                                                                     Total              Fully Dilluted
                Employee                               Name          Shares    Warrants     Shares     Price

Stock Options - Board/Advisors
                                                 Andries Van Dam       10,000                  10,000   $0.15
                                                 Eric Enge              7,000                   7,000   $0.15
                                                 Eric Enge              2,800                   2,800   $0.37
                                                 Glenn House           88,766                  88,766   $0.37

                                                                                                    0
     Total Options                                                    773,940                 773,940

     Total Options and Common Stock                                 1,978,225               1,978,225

Series A
     Sparkventures                                                    497,143                 497,143   $1.46
     General Investment & Dev't                                       497,143                 497,143   $1.46
     RKB Capital, LP                                                  154,286                 154,286   $1.46
     Corning Capital                                                   34,286                  34,286   $1.46
     Naren and Vinita Gupta Living Trust dated 12/2/94                 68,571                  68,571   $1.46
     Dave Mahoney                                                      17,143                  17,143   $1.46

     Total Seed                                                     1,268,572               1,268,572   $1.46

     Fully dilluted shares (post Series A)                          3,246,797               3,246,797

Bridge
     Sparkventures                                                     79,438    15,888        95,326   $3.70
     General Investment & Dev't                                        79,438    15,888        95,326   $3.70
     RKB Capital, LP                                                   24,653     4,931        29,584   $3.70
     Corning Capital                                                    5,478     1,096         6,574   $3.70
     Naren and Vinita Gupta Living Trust dated 12/2/94                 10,957     2,191        13,148   $3.70
     Dave Mahoney                                                       2,739       548         3,287   $3.70

                                                                                                   Bridge
                Employee                               Name      Investment    Pre-A   Series A   Warrants   Series B
Common Stock

Stock Options - Board/Advisors
                                                 Andries Van Dam                0.51%      0.31%                 0.23%
                                                 Eric Enge                      0.35%      0.22%                 0.16%
                                                 Eric Enge                      0.14%      0.09%                 0.06%
                                                 Glenn House                    4.49%      2.73%                 2.05%

                                                                                0.00%      0.00%                 0.00%
     Total Options                                                             39.12%     23.84%                17.86%

     Total Options and Common Stock                                           100.00%     60.93%                45.64%

Series A
     Sparkventures                                                $  725,000              16.67%                11.47%
     General Investment & Dev't                                   $  725,000              16.67%                11.47%
     RKB Capital, LP                                              $  225,000               5.17%                 3.56%
     Corning Capital                                              $   50,000               1.15%                 0.79%
     Naren and Vinita Gupta Living Trust dated 12/2/94            $  100,000               2.30%                 1.58%
     Dave Mahoney                                                 $   25,000               0.57%                 0.40%

     Total Seed                                                   $1,850,000              42.53%                29.27%

     Fully dilluted shares (post Series A)                                               103.46%                74.91%

Bridge
     Sparkventures                                                $  293,919                          0.37%      2.20%
     General Investment & Dev't                                   $  293,919                          0.37%      2.20%
     RKB Capital, LP                                              $   91,216                          0.11%      0.68%
     Corning Capital                                              $   20,270                          0.03%      0.15%
     Naren and Vinita Gupta Living Trust dated 12/2/94            $   40,541                          0.05%      0.30%
     Dave Mahoney                                                 $   10,135                          0.01%      0.08%

MyHelpdesk.com Capitalization
-----------------------------

                                               Total           Fully Dilluted                                      Bridge
          Employee                    Name    Shares  Warrants     Shares     Price  Investment  Pre-A  Series A  Warrants  Series B
Series B
   Sparkventures                               75,701                75,701   $3.70  $  280,092                     0.00%     1.75%
   General Investment & Dev't                  44,436                44,436   $3.70  $  164,414                     0.00%     1.03%
   RKB Capital, LP                            211,899               211,899   $3.70  $  784,025                     0.00%     4.89%
   Corning Capital                             35,062                35,062   $3.70  $  129,730                     0.00%     0.81%
   Naren and Vinita Gupta Living               70,124                70,124   $3.70  $  259,459                     0.00%     1.62%
    Trust dated 12/2/94
   Dave Mahoney                                 1,532                 1,532   $3.70  $    5,670                     0.00%     0.04%
   Gary Clow                                  135,135               135,135   $3.70  $  500,000                     0.00%     3.12%
   Dan Rubin                                   54,054                54,054   $3.70  $  200,000                     0.00%     1.25%
   Bayview Partners (Randy Mason)              40,541                40,541   $3.70  $  150,000                     0.00%     0.94%
   Randy Mason                                 13,514                13,514   $3.70  $   50,000                     0.00%     0.31%
   Kevin Schreck                               13,514                13,514   $3.70  $   50,000                     0.00%     0.31%
   John Miller                                 27,027                27,027   $3.70  $  100,000                     0.00%     0.62%
   Doug Swanson                                 5,405                 5,405   $3.70  $   20,000                     0.00%     0.12%
   Mike Ogborne                                27,027                27,027   $3.70  $  100,000                     0.00%     0.62%
   Andy Sessions                               13,514                13,514   $3.70  $   50,000                     0.00%     0.31%
   Andy Axel                                    6,757                 6,757   $3.70  $   25,000                     0.00%     0.16%
   Leonard Karp                                 6,757                 6,757   $3.70  $   25,000                     0.00%     0.16%
   Chris Walker                                27,027                27,027   $3.70  $  100,000                     0.00%     0.62%
   Thomas Weisel Partners (Alan Memkes)        13,514                13,514   $3.70  $   50,000                     0.00%     0.31%
   Sandy Gadsby                                 5,405                 5,405   $3.70  $   20,000                     0.00%     0.12%
   John J. Cullinane                            3,378                 3,378   $3.70  $   12,500                     0.00%     0.08%
   Robert Hower                                 3,378                 3,378   $3.70  $   12,500                     0.00%     0.08%
   Benjamin S. Minsk                            9,459                 9,459   $3.70  $   35,000                     0.00%     0.22%

      Total                                 1,046,863   40,542    1,087,405   $3.70  $3,873,390                     0.94%    25.09%

   Fully dilluted shares                    4,293,660   40,542    4,334,202                                                 100.00%

Investor Ownership
   Sparkventures                                                    668,170   $1.94  $1,299,011                              15.42%
   General Investment & Dev't                                       636,905   $1.86  $1,183,333                              14.69%
   RKB Capital, LP                                                  395,769   $2.78  $1,100,241                               9.13%

                                 Schedule 2.5
                               Contract Consents
                               -----------------

A1     B          C                       D                  E        F        G        H        I          J           K
                                                                           Standard  Custom   Service
 2        Consents Required               Detail         NECESSARY  REMOVE  Co-Br    Co-Bra   Provider   Reseller  Development
 3     1  AllBusiness.com               Canceled                      R       1
 4     2  CMP Media, Inc.                                             R       1
 5     3  CommonPlaces                  Canceled                      R       1
 6     4  Computer.com                                                R       1
 7     5  COMPUTER4LESS.com                                           R       1
 8     6  Concentric Network Corp.                                    R       1
 9     7  CPAX                          Out-of-Business               R       1
 10    8  Deja.com, Inc.                Terminated                    R       1
 11    9  eCode.com                                                   R       1
 12   10  Excite (At Home Corporation)  Expiration                    R       1
                                        date
                                        12/31/99
 13   11  Fatbrain.com                  Canceled                      R       1
 14   12  Freei Networks                                              R       1
 15   13  Help Desk 2000                                              R       1
 16   14  Help Desk Institute                                         R       1
 17   15  IntelleSale.com               Canceled                      R       1
 18   16  I-village                     Expiration                    R       1
                                        date
                                        11/03/00
 19   17  LM Ericsson                                                 R       1
 20   18  Onyx Software                                               R       1
 21   19  Spinway.com                   Sent                          R       1
                                        termination
                                        notice 11.6.00
 22   20  Tioga Systems (support.com)                                 R       1
 23   21  U-Geek                                                      R       1
 24   22  Webforia                      Canceled                      R       1
 25
 26    1  Acer America Corp.                                          R                 1
 27    2  CompUSA                                                     R                 1
 28    3  everdream.com                                               R                 1
 29    4  Lycos                                                       R                 1
 30    5  Spire                                                       R                 1
 31    6  Upgradebase.com                                             R                 1
 32
 33    1  Connected Corporation                                       R                          1
 34    2  Delphia Internet Services     Terminated                    R                          1
 35    3  KnowledgeBroker               Terminated                    R                          1
 36    4  McAfee Corporation            Signed                                                   1
 37    5  Motive Communications, Inc.                                 R                          1
 38    6  Sutherland Group (The)                                      R                          1
 39
 40    1  Control-F1                                         1                                              1
 41    2  Freeup                                             1                                              1


A1     B          C                           L             M          N           O
                                              Office                 Alliance
 2        Consents Required                 Infrastruc   E-Retailer   Agree      signed
 3     1  AllBusiness.com                                                          C
 4     2  CMP Media, Inc.                                                        Signed
 5     3  CommonPlaces                                                             C
 6     4  Computer.com                                                           Signed
 7     5  COMPUTER4LESS.com
 8     6  Concentric Network Corp.
 9     7  CPAX                                                                     T
 10    8  Deja.com, Inc.                                                           T
 11    9  eCode.com                                                              Signed
 12   10  Excite (At Home Corporation)                                            EXP


 13   11  Fatbrain.com                                                             C
 14   12  Freei Networks
 15   13  Help Desk 2000
 16   14  Help Desk Institute                                                    Signed
 17   15  IntelleSale.com                                                          C
 18   16  I-village                                                               Exp


 19   17  LM Ericsson                                                            Signed
 20   18  Onyx Software                                                          Signed
 21   19  Spinway.com                                                              T


 22   20  Tioga Systems (support.com)
 23   21  U-Geek                                                                 Signed
 24   22  Webforia                                                                 C
 25
 26    1  Acer America Corp.
 27    2  CompUSA                                                                Signed
 28    3  everdream.com
 29    4  Lycos
 30    5  Spire
 31    6  Upgradebase.com
 32
 33    1  Connected Corporation
 34    2  Delphia Internet Services                                                T
 35    3  KnowledgeBroker                                                          T
 36    4  McAfee Corporation                                                     Signed
 37    5  Motive Communications, Inc.
 38    6  Sutherland Group (The)
 39
 40    1  Control-F1                                                             Signed
 41    2  Freeup                                                                 Signed

                                 Schedule 2.5
                               Contract Consents
                               -----------------

----------------------------------------------------------------------------------------------------------------------------------
 A 1   B        C                                   D             E       F           G                H              I
----------------------------------------------------------------------------------------------------------------------------------
  2        Consents Required                      Detail     NECESSARY  REMOVE  Standard Co-Br  Custom Co-Bra  Service Provide
----------------------------------------------------------------------------------------------------------------------------------
 42    3   HPC Tech                                             1                                       1
----------------------------------------------------------------------------------------------------------------------------------
 43    4   Sitel                                                          R                             1
----------------------------------------------------------------------------------------------------------------------------------
 44    5   Sterling Information Technologies                    1                                       1
----------------------------------------------------------------------------------------------------------------------------------
 45
----------------------------------------------------------------------------------------------------------------------------------
                                                  Completed
 46    1   Event Zero (formerly Inscribe)         Work                    R
----------------------------------------------------------------------------------------------------------------------------------
 47    2   Verity                                               1
----------------------------------------------------------------------------------------------------------------------------------
 48    3   Vignette                                                       R
----------------------------------------------------------------------------------------------------------------------------------
 49
----------------------------------------------------------------------------------------------------------------------------------
 50    1   Advanta (equipment lease)                            1
----------------------------------------------------------------------------------------------------------------------------------
 51    2   Beckett, Hugh (office lease)           Signed        1
----------------------------------------------------------------------------------------------------------------------------------
                                                  In Brian
                                                  McAdams'
 52    3   Chrysler Financial (car)               name          0         R
----------------------------------------------------------------------------------------------------------------------------------
 53    4   El Camino / Pacific Atlantic                         1
----------------------------------------------------------------------------------------------------------------------------------
 54    5   IDC                                                  0         R
----------------------------------------------------------------------------------------------------------------------------------
 55    6   NaviSite (connectivity)                                        R
----------------------------------------------------------------------------------------------------------------------------------
 56    7   UUNET ISP agreement                                  1
----------------------------------------------------------------------------------------------------------------------------------
 57
----------------------------------------------------------------------------------------------------------------------------------
 58    1   NECX Direct                                                    R
----------------------------------------------------------------------------------------------------------------------------------
 59    2   Software BuyLine                                               R
----------------------------------------------------------------------------------------------------------------------------------
 60
----------------------------------------------------------------------------------------------------------------------------------
 61    1   Support.com                                                    R
----------------------------------------------------------------------------------------------------------------------------------
                                                                9
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
A 1    B        C                                J           K              L               M              N               O
----------------------------------------------------------------------------------------------------------------------------------
 2         Consents Required                  Reseller  Development  Office Infrastruc  E-Retailer  Alliance Agree      signed
----------------------------------------------------------------------------------------------------------------------------------
42     3   HPC Tech                              1                                                                      Signed
----------------------------------------------------------------------------------------------------------------------------------
43     4   Sitel                                 1                                                                    Terminated
----------------------------------------------------------------------------------------------------------------------------------
44     5   Sterling Information Technologies     1                                                                      Signed
----------------------------------------------------------------------------------------------------------------------------------
45
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Completed
46     1   Event Zero (formerly Inscribe)                    1                                                          Work
----------------------------------------------------------------------------------------------------------------------------------
47     2   Verity                                            1                                                         Signed
----------------------------------------------------------------------------------------------------------------------------------
48     3   Vignette
----------------------------------------------------------------------------------------------------------------------------------
49
----------------------------------------------------------------------------------------------------------------------------------
50     1   Advanta (equipment lease)                                         1                                         Signed
----------------------------------------------------------------------------------------------------------------------------------
51     2   Beckett, Hugh (office lease)                                      1                                         Signed
----------------------------------------------------------------------------------------------------------------------------------


52     3   Chrysler Financial (car)                                          1                                      Brian's List
----------------------------------------------------------------------------------------------------------------------------------
53     4   El Camino / Pacific Atlantic                                      1                                         Signed
----------------------------------------------------------------------------------------------------------------------------------
54     5   IDC                                                               1                                      see comment
----------------------------------------------------------------------------------------------------------------------------------
55     6   NaviSite (connectivity)                                           1                                      see comment
----------------------------------------------------------------------------------------------------------------------------------
56     7   UUNET ISP agreement                                               1                                         Signed
----------------------------------------------------------------------------------------------------------------------------------
57
----------------------------------------------------------------------------------------------------------------------------------
58     1   NECX Direct                                                                      1
----------------------------------------------------------------------------------------------------------------------------------
59     2   Software BuyLine                                                                 1
----------------------------------------------------------------------------------------------------------------------------------
60
----------------------------------------------------------------------------------------------------------------------------------
61     1   Support.com                                                                                    1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
A designation of "R" in the fifth column indicates that PCsupport.com waives the requirement for a consent to be obtained.
----------------------------------------------------------------------------------------------------------------------------------

                                 Schedule 2.12
                               MyHelpdesk, Inc.
                            Vendor Master File List

===================================================================================================================================
Vendor ID                         Vendor                                    Contact             Telephone 1          Tax Id No
-----------------------------------------------------------------------------------------------------------------------------------
ABLE                              Able Copier Services                    Charles Kring
ACE                               Ace Locksmith
ACEOFFICE                         Ace Office Furniture
ACER                              Acer
ADAK                              Rita Adak
ADJ GROUP                         ADJ Group Inc.                                                   769-9856
ADVANTAGEDELIVERY                 Advantage Delivery Service                                       781-878-2111
ADVANTALEASING                    Advanta Leasing Services
AEGIS                             Aegis Associates, Inc.                                           617-923-2500
AIRBORNE                          Airborne Express
AMBLER                            Robin Ambler
AMERICANEXHIBITIONSE              American Exhibition Svcs., LLC
ANGELINI                          Karen Angelini                                                   781-334-7241
ANGELINI 1099                     Karen Angelini                                                   781-334-7241         ###-##-####
APENTONMEDIA                      A Penton Media Company                                           203-559-2800         36-2875386
AT&TWIRELESS                      AT&T Wireless Services                                           1-800-888-7600
ATHENSOFAMERICA                   Simela Jomides                                                   617-469-2689
ATLANTIS                          Atlantis Partners                                                617-267-7300
BACK BAY BAGEL                    Back Bay Bagels Company                                          781-255-0050
BARRON                            Paul Barron
BARRON,R                          Ron Barron
BCBS                              Blue Cross Blue Shield of Mass                                   617-832-5841
BECKETT                           Hugh M. Beckett Trustee
BELL                              Bell Atlantic
BELL / MCADAMS                    Bell Atlantic                                                    1-800-870-9999
BELMONT                           Belmont Springs Water Co., Inc
BIZVESTORS                        BizVestors Invest Partnes, Inc          Doug Bonestroo           1-800-320-2771
BLAKE                             Michael Blake
BLANCHARD                         Carol Blanchard
BORDEN                            Susan Borden                                                     617-923-0912
BOSTON                            Community Newsdealers, Inc.
BOSTONGAS                         BostonGas
BOSTONUNIVERSITY                  Boston University                       Martha Brill             617-353-3590
BSG                               Boston Search Group, Inc.                                        617-266-4333
BUCZEK                            Nathan Buczek                                                    781-255-9530 X120
BULOCK                            Eric Bulock                                                      401-861-5919 - home
CABLEVISION                       Cablevision
CALLAHAN                          Michael Callahan
CARTERSUSANNE                     Susanne Schmermbeck                                              617-559-0432 - home
CAULFIELD                         Mary Caulfield
CELLULAR ONE                      Cellularone, Boston
CENTRALCPJ                        Central CPJ
CHAMBERLAIN                       Sandra Chamberlain                                               502-231-8009         ###-##-####
CHAMBERLAINBRYAN                  Bryan Chamberland                                                                     ###-##-####
CHRYSLERFINANCIAL                 Chrysler Financial                      Pay Process Center       1-800-777-4317
CICA                              Combined Insurance Co. of Am.           Cashiers Department
CITIBANK                          Citibank AADVANTAGE
CLEARLY                           Clearly Internet
COMMERCEINSURANCE                 Commerce Insurance Company                                       508-943-9000
COMMISSIONJUNCTION                Commission Junction                     Attn:  A/R
COMMSPEOPLE                       Comms People, Inc.                                               781-224-1212
COMMUNITY                         Community Newspaper Company
COMMUNITYBOSTONGLOBE              Community Newsdealers Inc.              Finance department       781-466-1800
CONCENTRIC                        Concentric
CONNECTED                         Connected Corporation                                            508-270-0000
CORMIER                           Pete Cormier
CORPFURNITURE                     Corporate Furniture Concepts                                     781-235-4581
COTTER                            Michael Cotter
CREATIVE                          Creative Group
CREATIVESOLUTIONS                 Creative Solutions                                               617-527-4007
CRITIKOS                          Paul Critikos                                                    781-335-1570
CRM                               CRM&Support Svcs.Conference
CTLOCALCHAPTER                    CT Local Chapter HDI                    Attn: S. Kirkpatrick     860-403-2006
DATABACKSYSTEMS                   Databack Systems                        Dryan Lunz
DAVCO                             Davco Air-Conditioning                                           781-769-2303


                                                           Schedule 2.12
                                                         MyHelpdesk, Inc.
                                                      Vendor Master File List
----------------------------------------------------------------------------------------------------------------------------------
Vendor ID                  Vendor                                 Contact             Telephone 1                  Tax Id No
----------------------------------------------------------------------------------------------------------------------------------
DCI                        DCI                                                        978-470-3870 X516
DCIEXHIBITORSVCSDESK       DCI/Exhibitor Svcs. Desk                                   805-654-0171
DELL                       Dell Marketing L.P.                Dept. 0680
DELPHI                     Delphi Forums
DHL                        DHL Worldwide Express
DOUBLE                     DoubleClick, Inc.
DRUCKER                    David Drucker                                              617-876-1505
DUFOSSE                    Richard DuFosse
E-MIT                      E-MIT                              Michael Falcon
ECODE                      Ecode
ELCAMINO                   El Camino Resources, Ltd.                                  818-226-6600
ELIASELECTRIC              T. ELias Electric                                          508-698-0283
ESUPPORT2000               eSupport 2000 Registration
ETELESALES                 e-Telesales
EXCITE                     At Home Network
EXHIBIT                    The Exhibit Source, Inc.
FEDDEMAHELEN               Helen Feddema
FEDERALEXPRESS             Federal Express
FIELDS                     Alison Fields
FLEET BANK                 Fleet Business Services
FOLEY                      Foley, Hoag & Eliot
FOLEYFOOD                  Foley Food & Vending Co.                                   781-551-0711
FRANKENFIELD               Brian Frankenfield                                         617-970-9526
FREEI                      Freei Networks, Inc.
FREEMANDECORATING          Freeman Decorating                                         781-380-7550
FROM                       HEDY FROM
FRUEI                      James Fruei
FURNISH                    Lonnie Furnish
GAITSGORY                  Michael Gaitsgory
GALLAGHER                  Bill Gallagher                                             781-828-2904
GERSHON                    Michael L. Gershon                                         503-638-7741
GFISHMAN                   G. Fishman & Associates
GOOGGLE                    Google, Inc.                                               650-316--0200 X1121
GOOGLE                     Google, Inc.                                               650-318-0200
GREGORY&COONEY             Gregory & Cooney, Inc.
HALO                       HALO
HARKINS                    Susan Harkins                                              502-633-0823                  ###-##-####
HARRIS                     Alison Harris
HARRISMEDIASERVICES        Harris Media Services                                      207-829-4500
HARVARD NET                Harvard Net
HOUSE                      Glenn House
IDC                        International Data Corporation
IMAGEABILITY               Imageability, Inc.
IMARKET                    I-Market                                                   800-532-3775
INFOTECH                   InfoTech Contract Services                                 781-890-7007
INSCRIBE                   Inscribe Technologies
INTEGRATED                 Integrated Communication Svcs.
INTERNET                   Internet.com
INTHENEWS                  In The News                                                813-882-8886
INTRAWARE                  Intraware, Inc.                    Accounts Receivable     925-253-4561
JACOBS                     J. C. Jacobs Plumbing Co., Inc                             781-762-8381
JDA                        JDA Advertising
JOMIDES                    Simela Jomides
KARP                       Ari Karp                                                   617-323-7365 - home
KELLEY                     John J. Kelley                                             781-341-4174
KUZNETSOV                  Leonid Kuznetsov                                                                         ###-##-####
KWOODCOCK                  Kevin Woodcock                     PC Consultant
LANDRY                     Mark Landry
LIU                        Chong Liu
LOVEJOY                    Paula Lovejoy                                              617-876-0884                  ###-##-####
LUKASZEVICZ                Michael Lukaszevicz
LUTCHMAN                   Zoreda Lutchman                                            508-584-4168
LUTTENBERGER               Matthew J. Luttenberger                                    781-788-0572 - home           ###-##-####
LYNCH                      Gerard Lynch                                                                             ###-##-####
LYNOTT                     Greg Lynott                                                303-651-2204 - home

                                 Schedule 2.12
                               MyHelpdesk, Inc.
                            Vendor Master File List

===============================================================================================================
Vendor ID                Vendor                             Contact                  Telephone 1    Tax Id No
---------------------------------------------------------------------------------------------------------------
MACGREGOR                William B. MacGregor                                        781-893-1844
MALZONE                  Paula J. Malzone
MARINELLO                Mark Marinello                                              401-272-3725   ###-##-####
MARSON                   Howard Marson                                               781-449-2656
MASS                     Commonwealth of Massachusetts      Department of Revenu
MCADAMS                  Brian McAdams
MCCAHYNESCONVENTIONC     MCCA / Hynes Convention Center                              617-954-2230
MCCOURT                  Scott Mccourt                      Scott McCourt            617-654-6882   ###-##-####
MCI                      MCI Worldcomm
MCI KENT                 MCI Worldcom Res. Service
MEDIAEVENT               Media Event Concepts, Inc.                                  512-832-1142
MICROSOFT                Microsoft Corporation
MICROWAREHOUSE           MicroWarehouse
MINDSPRING               MindSpring Enterprises, Inc.
MONSTER                  Monster.com
NATIONAL                 National Telecom Systems                                    781-769-5000
NAVISITE                 NaviSite
NEC                      National Electric Contracting
NETDAEMONS               Net Daemons Associates
NETWORK                  Network Solutions, Inc.
NICOLSJASON              Jason Nicols
NORTH STAR VENTURES      North Star Ventures, Inc.
NORTHEASTCOURIER         North East Courier, Inc.                                    781-769-9160
NORWOOD                  Town of Norwood                                             781-762-3203
NORWOOD - BRIAN          Town of Norwood
NORWOOD TAXES            Town of Norwood                                             781-762-3203
NPC                      NPC Computer Corporation                                    781-449-7897
NUZUM                    Chris Nuzum                                                 401-286-9099   ###-##-####
NYTIMES                  New York Times
ODYSSEY                  Odyssey Printing Inc.
OFFICESPECIALISTS        Office Specialists
OREGON                   Oregon Department of Revenue                                503-378-4988
PACIFIC                  Pacific Atlantic Leasing
PAINE                    Paine Webber
PASTERNACK               Ira Pasternack
PAYCHEX                  Paychex, Inc.
PAYMENTECH               Paymentech                                                  603-896-6000
PBB                      Peace Bridge Brokerage Limited
PCCONSULTING             Paul Critikos                                               781-335-1570
PENTON                   Penton Media Inc.
PERKINSON                Richard Perkinson                                           781-383-2788
PERKS                    Perks Coffee House
PETTY CASH               Carol Blanchard - Petty Cash
POMEGRANATE              Pomegranate
PORTER                   Paula P. Porter                                             508-881-6603
PORTERPAULA              Paula Porter                                                508-881-6603
PRICEWATERHOUSE          PriceWaterhouseCoopers LLP
PRINCIPAL                Principal Life Insurance
PROFESSIONALSTAFFING     Professional Staffing Group                                 617-250-1000
PROJECTIONPRESENTATI     Projection PresentTechnology                                301-459-6137
R & R                    R&R Productions
RANDALL                  R.D. Randall Associates
RANDSTAD                 Randstad                                                    617-731-6070
RELIANCE                 Reliance Standard Life
RENTACRATE               Rent A Crate                                                781-899-4477
RESOURCE                 Resource Waste Systems 72 Inc.
RICHARDSKATHERINE        Katherine Richards                                          401-247-0461
RICOCHET, L. P.          Ricochet, L. P.                    Robert Cooper            610-935-1795   23-3016731
RISING                   Rising Tide Studios
RKB CAPITAL              RKB Capital, L.P.                  Pete Schleider           612-404-1471
RLFRENCHCONSULTING       R. L. French Consulting            Rian French              502-368-9511   ###-##-####
RSW                      Teradyne, Inc.
SCADUTO                  Alvaro F. Scaduto                                                          ###-##-####
SCHWARTZ                 Schwartz Communications, Inc.
SHAPIRO                  Susan M. Shapiro                                                           ###-##-####

                                 Schedule 2.12

                               MyHelpdesk, Inc.
                            Vendor Master File List

------------------------------------------------------------------------------------------------------------------------------------
Vendor ID                          Vendor                          Contact                  Telephone 1              Tax Id No
------------------------------------------------------------------------------------------------------------------------------------
SHMELEV                            Yelena Shmelev                                           617-243-3971
SIGNARAMA                          Sign*A*Rama
SIMMONS                            Carrie Simmons
SIZOV                              Konstantin Sizov                                         617-558-1812
SMGS                               SM Global Solutions, Inc.
SPENCER                            Bruce Spencer                                            502-222-2416             ###-##-####
SPINMEDIA                          Spin Media Network, Inc.        Darawan Morrison         650-292-1595
SPIRE CBW                          Spire - CBW
SPIRE SYSTEM X                     Spire-System X
STADIUMTHEATREFOUND                Stadium Theatre Foundation                               401-762-4545
STANLEY                            Joanne I. Stanley                                        401-727-4884
STC                                Stone Temple Consulting         Eric Enge, President
SUMMERS                            Kent Summers                                             508-359-8994
SUMMERS GRANT                      Grant Summers
SUPPORT.COM                        Support.com                     Attn:  Renee DeCarlo
SUPPORTINDUSTRY.COM                Support Industry. com                                    805.565.7662
SURREYGROUP                        The Surrey Group                                         800-323-5831
SUTHERLANDGROUP                    The Sutherland Group                                     716-586-5757
SYNERGY                            Synergy Internet Marketing
TELIO                              Steven Telio                                             617-558-7790
TESSMER                            Kendall Tessmer
TESTA                              Testa, Hurwitz & Thibeault, LL                           617-248-7000
TOWN OF NORWOOD                    Town of Norwood
TRELLIX                            Trellix Corporation
UNITED                             United Healthcare of NE, Inc.
USABILITY                          Usability
USREFRESH                          US Refresh                      Doug Spitalny            781-376-8347
UUNET                              UUNET Technologies, Inc.                                 1-877-709-8901
VERITY                             Verity, Inc.
VERIZON                            Verizon
VERIZON / MCADAMS                  Verizon                                                  800-750-3553 - Paymt
VERIZON ACCESS                     Verizon
VERTEK                             Vertek Associates                                        301-564-4513
VESSELS                            Stuart Vessels                                           502-491-4760
VIGNETTE                           Vignette Corporation                                     512-306-4300
VILLAGE                            Village Pizza
VIRTUAL                            Virtual Media Tech.
VOID                               VOID
WALLSTREETJOURNAL                  Wall Street Journal             Preference Service       1-800-975-1077
WANG                               Amy Wang                                                 508-660-0464
WBMASON                            W. B. Mason Company, Inc.                                1-800-242-5892
WEBTRENDS                          Web Trends Corporation                                   503-294-7025
WESTWOODLIMO                       Westwood Limo Service                                    1-800-339-6155
WHALEN                             Alice Whalen
WHITE                              Donovan White
WHITEDEBORAH                       Deborah White                   ###-##-####
WINDSORGARDENS                     Windsor Gardens
WINTER                             Winter, Wyman & Company, Inc.
WMAL                               WMAL
WOODCOCK                           Paul Woodcock                                            781-828-6521
WOODCOCK, KEVIN                    Kevin Woodcock                                           781-828-6521
WORCESTER                          Worcester Insurance Company
WORLDSOFT                          WorldSoft Inc.
WORLDWIDE                          Worldwide Express
WRIGHT                             Janet Wright                                                                      ###-##-####
ZWARG                              Michael Zwarg                                            401-453-4656
duFOSSE                            Richard duFosse
------------------------------------------------------------------------------------------------------------------------------------

                             PCSUPPORT.COM, INC.
                          SHARE CAPITALIZATION TABLE

         Schedule 3.3 PCsupport.com Summary Share Capitalization Table

                         Shareholder    Shares
                                                       basic    diluted
     Management                         1,517,440      12.4%       8.6%
     Seed Investors                     1,404,715      11.5%       8.0%
     Reverse Merger                     3,333,014      27.3%      19.0%
     Investors                          5,661,493      46.3%      32.2%
     Acquisitions
            Tavisco                       200,000       1.6%       1.1%
            RDIC                          100,000       0.8%       0.6%
     Acquisitions                         300,000       2.5%       1.7%

     Issued and Outstanding            12,216,662     100.0%      69.5%
                                     ------------     -----

            Options                     2,150,869                 12.2%
            Total warrants              3,215,838                 18.3%
                                     ------------
     Fully Diluted                     17,583,369                100.0%
     ---------                       ------------               ------

                                   EXHIBIT A
                                   ---------

                               Management Shares


Name                                              Number of Shares
----                                              ----------------

McAdams, Brian                                         45,108
117 Maple Avenue
Bala Cynwyd, PA 19004
SS#: ###-##-####

Malzone, Paula J.                                      18,432
168 Parkside Avenue
Braintree, MA 02184
SS#: ###-##-####

Barron, Paul                                           11,122
51 Lincoln Street
Norton, MA 02766
SS#: ###-##-####

Bulock, Eric                                           11,222
222 Medway Street
Providence, RI 02906
SS#: ###-##-####

Schmermbeck-Carter, Susanne                             7,000
8 Beech Street
Newton, MA 02458
SS#: ###-##-####

Angelini, Karen M.                                      7,000
14 Orchard Lane
Lynnfield, MA 01940-1147
SS#: ###-##-####

Gershon, Michael L.                                     7,000
8320 Delenka Lane
Lake Oswego, OR 97034
SS#: ###-##-####

Blanchard, Carol                                        5,716
1485 Pawtucket Avenue
Rumford, RI 02916
SS#: ###-##-####

TOTAL                                                 112,500

                                                                       EXHIBIT B

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


     This ASSIGNMENT AND ASSUMPTION AGREEMENT is dated as of November 27, 2000, by and between PCSupport.com, Inc., a Nevada corporation (the "Buyer"), and MyHelpDesk, Inc., a Delaware corporation (the "Seller").

     WHEREAS, the Seller and the Buyer are parties to that certain Asset Purchase Agreement dated as of even date herewith (the "Purchase Agreement"); and

     WHEREAS, pursuant to the terms of the Purchase Agreement, the Seller has agreed, among other things, to sell and assign to the Buyer certain contracts to which Seller is a party, and which are listed on Schedule 1.1(a)(i) to the Purchase Agreement (the "Assumed Contracts"); and

     WHEREAS, Buyer has agreed to accept such sale and assignment and to assume those Assumed Contracts set forth in Schedule 1.1(b)(i) to the Purchase Agreement and those liabilities, obligations and commitments set forth on
Schedule 1.1(b)(i) to the Purchase Agreement, all of the loans made by Buyer to Seller pursuant to Section 4.6 of the Purchase Agreement, together with any additional liabilities, obligations and commitments incurred by Seller in the ordinary course of business in compliance with the terms of the Purchase Agreement subsequent to the date of Schedule 1.1(b)(i) specified therein (collectively, the "Assumed Liabilities").

     NOW, THEREFORE, in consideration of the mutual covenants and premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The Seller hereby sells, assigns, transfers and sets over to the Buyer the Assumed Contracts, and the Buyer hereby accepts the foregoing assignment and hereby agrees to assume, perform, fulfill and observe all of the Seller's obligations and liabilities under each of the Assumed Liabilities. Except as specifically provided for herein, the Buyer does not assume, and shall have no liability or responsibility with respect to any obligations of the Seller.

     2. Each party agrees to execute and deliver all such further documents as may reasonably be requested by the other and its counsel in order to effect the assignment and assumption hereunder.

     3. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as an instrument under seal as of the date first written above.

                              MYHELPDESK, INC.


                              By:  /s/ Brian McAdams
                                 ----------------------------
                                   Brian McAdams, President



                              PCSUPPORT.COM, INC.


                              By:  /s/ Mike McLean
                                 ----------------------------
                              Name:  Mike McLean
                              Title: President

                                                                       EXHIBIT C

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement dated November 27, 2000 (this "Agreement"), is made by and between PCSupport.com, Inc., a Nevada corporation (the "Company"), and MyHelpDesk, Inc., a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, pursuant to the terms of an Asset Purchase Agreement between the Company and the Purchaser, dated as of November 27, 2000 (the "Asset Purchase Agreement"), the Purchaser will be issued by the Company the Closing Shares, and subject to the limitations set forth in the Asset Purchase Agreement, the Post-Closing Shares, and certain individuals will be issued by the Company the Management Shares (as those terms are defined in the Asset Purchase Agreement); and

     WHEREAS, the Company and the Purchaser deem it to be in their respective best interests to set forth the rights of the Purchaser in connection with public offerings and sales of the Restricted Shares;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereunder set forth, the Company and the Purchaser hereby agree as follows:

1.   Definitions.
     -----------

     As used in this Agreement, the following terms shall have the following meanings:

     (a) "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     (b) "Common Stock" means the common stock, $.001 par value per share, of the Company.

     (c) "Exchange Act" means the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     (d) "Other Shares" means at any time those shares of Common Stock held by any person (or issuable upon exercise or conversion of any security held by any person) that do not constitute Primary Shares or Restricted Shares.

     (e) "Primary Shares" means at any time the authorized but unissued shares of Common Stock and shares of Common Stock held by the Company in its treasury.

     (f) "Restricted Shares" means the Closing Shares, the Post-Closing Shares that have not been forfeited and cancelled as of the relevant date hereunder pursuant to the terms of the Asset Purchase Agreement, and the Management Shares, and any shares issued in respect of any such shares in connection with any stock splits, stock dividends, reclassifications, recapitalizations or any other similar event. Restricted Shares include Closing Shares and Post-Closing Shares transferred or distributed by the Purchaser to shareholders of the Purchaser. Restricted Shares shall cease to be Restricted Shares for purposes of this Agreement when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, or (ii) in the written opinion of counsel to the Company, which counsel and opinion so rendered shall be reasonably acceptable to the holder(s) of such Restricted Shares, the holder(s) of such Restricted Shares may publicly sell such Restricted Shares pursuant to Rule 144 with no limitations as to time and volume.

     (g) "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto, all as the same may be in effect from time to time.

     (h) "Securities Act" means the Securities Act of 1933 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

2.   Registration.
     ------------

     (a) The Company will prepare and file with the Commission a registration statement (in a form of general applicability) covering the registration under the Securities Act of all of the Restricted Shares not later than 270 days (the "Filing Date") following the Closing (as defined in the Asset Purchase Agreement); provided, however, that in the event that the Company's Common Stock becomes listed on a major United States market (i.e., New York Stock Exchange, American Stock Exchange or NASDAQ National Market System or NASDAQ Small Cap Market) prior to the Filing Date, the Company will file such registration statement as soon as practicable after such listing (but in any event not later than the Filing Date), and thereafter the Company will use its commercially reasonable best efforts to effect the registration of the Restricted Shares not later than one year following the date of the Closing, or at the earliest commercially practicable date following such listing, if sooner.

     (b) If compliance with Section 2(a) has not resulted in an effective registration statement within the time periods specified therein for such effectiveness and the Company at any time within two years from the date of the Closing proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to the representative for the holders of the Restricted Shares described in Section 10 of its intention to register such Primary Shares or Other Shares and, upon the written request delivered to the Company within 15 days after delivery of any such notice by the Company, of the holder of Restricted Shares (or the representative described in Section 10 on behalf of such holder) to include in such registration the Restricted Shares (which request shall specify the number of Restricted Shares proposed to be included in such registration), the Company shall use its commercially reasonable best efforts to cause all such Restricted Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the
--------  -------
inclusion of all Restricted Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares or Other Shares proposed to be registered by the Company, then the number of Primary Shares, Restricted Shares and Other Shares proposed to be included in such registration shall be included in the following order:

          (i)  if the Company proposes to register Primary Shares:

               (A)  first, the Primary Shares; and
                    -----

               (B)  second, the Restricted Shares and Other Shares requested to
                    ------
be included in such registration (or, if necessary, pro rata among the holders
                                                    --- ----
thereof based upon the number of Restricted Shares and Other Shares requested to be registered by each such holder).

          (ii) if the Company proposes to register Other Shares pursuant to a request for registration by the holders of such Other Shares:

               (A)  first, the Other Shares held by the parties demanding such
                    -----
registration;

               (B)  second, the Restricted Shares and Other Shares requested to
                    ------
be registered by the holders thereof (or, if necessary, pro rata among the
                                                        --- ----
holders thereof based on the number of Restricted Shares and Other Shares requested to be registered by such holders); and

               (C)  third, the Primary Shares.
                    -----

3.   Procedure for Registration.
     --------------------------

     Whenever the Company is required to prepare and file a registration statement and use its commercially reasonable best efforts to cause such registration statement to become effective pursuant to Section 2, the Company will:

     (a) use its commercially reasonable best efforts as may be necessary that the registration statement that registers such Restricted Shares remains effective for a period of one year after the date it is declared effective or until all of the Restricted Shares covered thereby have been disposed of, if earlier (it being understood that the Company may thereafter discontinue any registration);

     (b) furnish, at least five business days before filing a registration statement that registers Restricted Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the holder(s) of the Restricted Shares (the "Holders' Counsel"), copies of all such documents proposed to be filed (it being understood that such five business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Holders' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

     (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of one year from the date it is declared effective or until all of such Restricted Shares have been disposed of (if earlier), and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Restricted Shares in accordance with the method of distribution set forth in such registration statement (it being understood that the Company thereafter may discontinue any registration);

     (d) notify in writing the Holders' Counsel promptly (i) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Restricted Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

     (e) use its commercially reasonable best efforts to register or qualify such Restricted Shares under such other securities or blue sky laws of such jurisdictions as the sellers of Restricted Shares may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the Restricted Shares owned by them; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e) or to provide any material undertaking or make any changes in its bylaws or Articles of Incorporation which the Board of Directors of the Company determines to be contrary to the best interests of the Company;

     (f) furnish to each seller of Restricted Shares and to each underwriter participating in the disposition under such registration statement such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the sellers of Restricted Shares or such underwriters may reasonably request in order to facilitate the public sale or other disposition of such Restricted Shares;

     (g) use its commercially reasonable best efforts to cause such Restricted Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the sellers of Restricted Shares to consummate the disposition of such Restricted Shares;

     (h) use its commercially reasonable best efforts to list the Registered Shares covered by such registration statement with any securities exchange on which the Company's Common Stock is then listed, or if the Company's Common Stock is then quoted on Nasdaq, to list the Restricted Shares with Nasdaq.

     (i) immediately notify each seller of Restricted Shares and each underwriter under such registration statement at any time when a prospectus relating to such Restricted Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 2, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of the sellers of Restricted Shares or any underwriter participating in the disposition under such registration statement, prepare and furnish to the sellers or such underwriters a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (j) if the offering is underwritten and at the request of any seller of Restricted Shares, use its commercially reasonable best efforts to furnish on the date that Restricted Shares are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

     (k) subject to the execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, make available upon reasonable notice and during normal business hours, for inspection by the sellers of Restricted Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the sellers of Restricted Shares or such underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such due diligence and registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction,
(iii) such Information has been made generally available to the public or (iv) the disclosure of such Information is not prohibited pursuant to the confidentiality agreement executed in connection with the receipt thereof; the Purchaser and each seller of Restricted Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

     (l) issue to any underwriter to which the sellers of Restricted Shares may sell shares in such offering certificates evidencing such Restricted Shares;

     (m) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to the sellers of Restricted Shares, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

     (n) use its commercially reasonable best efforts to take all other steps necessary to effect the registration of such Restricted Shares contemplated hereby.

     Each seller of Restricted Shares, upon receipt of any notice from the Company of any event of the kind described in Section 3(i) hereof, shall forthwith discontinue disposition of the Restricted Shares pursuant to the registration statement covering such Restricted Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 3(i) hereof, and, if so directed by the Company, such holder shall deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Restricted Shares at the time of receipt of such notice.

4.   Expenses.
     --------

     All expenses (other than underwriting discounts and commissions relating to the Restricted Shares as provided in the last sentence of this Section 4) incurred by the Company in complying with Sections 2 and 3, including, without limitation, all registration and filing fees, fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants, shall be paid by the Company.
Notwithstanding the foregoing, all underwriting discounts and selling commissions applicable to the Restricted Shares (but not any other shares which may be covered by the same registration statement) shall be borne by the holders selling such Restricted Shares, in proportion to the number of Restricted Shares sold by each such holder.

5.   Information by Sellers.
     ----------------------

     Each seller of Restricted Shares shall promptly furnish to the Company such written information regarding such seller and the distribution proposed by such seller as the Company may reasonably request in writing and as shall be reasonably required in order to assure compliance with applicable Federal and state securities laws.

6.   Indemnification.
     ---------------

     In the event of a registration of Restricted Shares pursuant to Section 2 hereof, the Company will indemnify and hold harmless each seller of Restricted Shares thereunder, each underwriter participating in the disposition of such Restricted Shares thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Shares were registered under the Securities Act pursuant to Section 2 hereof, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

     (a)  In the event of a registration of Restricted Shares pursuant to
Section 2 hereof, each seller of such Restricted Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter participating in the disposition of such seller's Restricted Shares and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Shares were registered under the Securities Act pursuant to Section 2 hereof, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Restricted Shares covered by such registration statement.

     (b) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 6 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 6 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

7.   Rule 144 Reporting.
     ------------------

     With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Restricted Shares to the public without registration, the Company agrees to use its commercially reasonable best efforts to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

     (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) furnish to each holder of Restricted Shares forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Shares without registration.

8.   Changes in Common Stock.
     -----------------------

     If there is any change in the Common Stock by way of a stock split, stock dividend, reclassification or any similar event, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

9.   Third Party Beneficiaries.
     -------------------------

     Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns, personal representatives, heirs and estates, as the case may be. It is hereby agreed that the holders of Management Shares are intended third party beneficiaries of this Agreement.

10.  Representative for Holders of Restricted Shares.
     -----------------------------------------------

     Matt d'Arbeloff (or another person designated by Purchaser in writing to the Company) shall, by virtue of resolutions to be adopted by the stockholders of Purchaser, be irrevocably appointed attorney-in-fact and authorized and empowered to act, for and on behalf of any or all of the shareholders of Purchaser (with full power of substitution) in connection with the notice provisions of this Agreement and such other matters as are reasonably necessary for the consummation of the transactions contemplated hereby, and to take such further actions as are authorized in this Agreement. The above-named representative, as well as any subsequent representative of the shareholders of Purchaser appointed by such representative (or, after such representative's death or incapacity, elected by vote of the holders of a majority of capital stock of Purchaser outstanding immediately prior to the Closing), is referred to herein as the "Shareholder Representative". The Company and each of its respective affiliates shall be entitled to rely on such appointment and treat the Shareholder Representative as the duly appointed attorney-in-fact of each shareholder of Purchaser. The Shareholder Representative shall not be liable to any stockholder of Purchaser, the Company or any other person with respect to any action taken or omitted to be taken by the Shareholder Representative under or in connection with this Agreement, the Escrow Agreement or the Registration Rights Agreement, unless such action or omission results from or arises out of fraud, willful misconduct, bad faith or gross negligence on the part of the Shareholder Representative. The shareholders of Purchaser shall severally indemnify and hold the Shareholder Representative harmless against any loss, liability or expense incurred without fraud, willful misconduct, bad faith or gross negligence on the part of the Shareholder Representative and arising out of or in connection with the acceptance or administration of the duties of the Shareholder Representative hereunder, including the reasonable fees and expenses of any legal counsel retained by the Shareholder Representative, and shall reimburse the Shareholder Representative for all reasonable expenses, including without limitation reasonable legal fees and expenses, incurred by the Shareholder Representative in connection with administration of the duties of the Shareholder Representative hereunder. It is hereby agreed that any such loss, liability or expense may be paid out of the escrow proceeds to which the shareholders of the Purchaser are entitled under the Escrow Agreement.

11.  Entire Agreement.
     ----------------

     This Agreement constitutes the entire agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, that may have related in any way to the subject matter of this Agreement.

12.  Successors and Assigns.
     ----------------------

     This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, including any person to whom the Purchaser shall transfer any of the Restricted Shares.

13.  Counterparts.
     ------------

     This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

14.  Notices.
     -------

     All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, faxed (with electronic confirmation of receipt and follow up copy by mail or courier), sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     if to the Company, to:

          PCSupport.com, Inc.
          Suite 300, 3605 Gilmore Way
          Burnaby, British Columbia, Canada V5G 4X5
          fax: (604) 419-4494
          Attention: David W. Rowat, Vice President and Chief Financial Officer with a copy to:

          Troy & Gould Professional Corporation
          1801 Century Park East, 16th Floor
          Los Angeles, CA 90067
          fax: (310) 201-4746
          Attention: Sanford J. Hillsberg, Esq.

     if to the Purchaser (prior to Closing):

          MyHelpDesk, Inc.
          60 Central St.
          Norwood, MA 02062
          Attention: Matt d'Arbeloff
          Facsimile:

     if to the Purchaser (after Closing):

          Matt d'Arbeloff
          c/o Edward N. Gadsby, Esq.
          Foley, Hoag & Eliot LLP
          One Post Office Square
          Boston, MA 02109
          facsimile: (617) 832-7000

     with a copy (in any case) to:

          Edward N. Gadsby, Esq.
          Foley, Hoag & Eliot LLP
          One Post Office Square
          Boston, MA 02109
          facsimile: (617) 832-7000

     if to any holder of Restricted Shares:

          The Shareholder Representative
          c/o Edward N. Gadsby, Esq.
          Foley, Hoag & Eliot LLP
          One Post Office Square
          Boston, MA 02109
          facsimile: (617) 832-7000

     All such notices and other communications shall be deemed to have been given and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by facsimile, on the date of such delivery, (iii) in the case of delivery by nationally recognized overnight courier, on the first business day following dispatch and (iv) in the case of mailing, on the seventh business day following such mailing.

15.  Governing Law.
     -------------

     THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF NEVADA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF DELAWARE WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

16.  Jurisdiction; Service of Process.
     --------------------------------

     ANY ACTION OR PROCEEDING SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY RIGHT ARISING OUT OF, THIS AGREEMENT MUST BE BROUGHT AGAINST ANY OF THE PARTIES IN THE COURTS OF THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES, OR, IF IT HAS OR CAN ACQUIRE JURISDICTION, IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND EACH OF THE PARTIES CONSENTS TO THE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS) IN ANY SUCH ACTION OR PROCEEDING AND WAIVES ANY OBJECTION TO VENUE LAID THEREIN. PROCESS IN ANY ACTION OR PROCEEDING REFERRED TO IN THE PRECEDING SENTENCE MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD.

17.  Amendments and Waivers.
     ----------------------

     No amendment of any provision of this Agreement shall be valid unless it shall be in writing and signed by the Company and the holder(s) of not less than 66-2/3% of the Restricted Shares. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

18.  Severability.
     ------------

     If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

19.  Construction.
     ------------

     Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

     IN WITNESS WHEREOF, the undersigned have duly executed this Registration Rights Agreement as of the date first written above.


                                             PCSUPPORT.COM, INC.

                                             By:     /s/ Mike McLean
                                                --------------------------------
                                             Name:  Mike McLean
                                             Title: CEO

                                             MYHELPDESK, INC.

                                             By:    /s/ Brian McAdams
                                                --------------------------------
                                             Name:  Brian McAdams
                                             Title: President


                                                       /s/ Matthew d'Arbeloff
                                             ----------------------------------
                                             Matthew d'Arbeloff, as Shareholder
                                             Representative and not individually

                                                                       Exhibit D
                                                                       ---------

                               November 27, 2000

PCSupport.com, Inc.
3605 Gilmore Way, Suite 300
Columbia, Canada V5G 4X5

Ladies and Gentlemen:

     We have acted as counsel to MyHelpDesk, Inc., a Delaware corporation (the "Company") in connection with the transactions contemplated by the Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of November 27, 2000, between the Company and PCSupport.com, Inc. ("PCS"). This opinion is being delivered to PCS pursuant to Section 6.4 of the Asset Purchase Agreement.

     In rendering the opinions expressed herein, we have reviewed such matters of law as we have deemed necessary and have examined originals, or copies certified to our satisfaction, of the following:

     (1)  An executed copy of the Asset Purchase Agreement;

     (2)  An executed copy of the Registration Rights Agreement;

     (3)  An executed copy of the Escrow Agreement;

     (4) The Certificate of Incorporation and bylaws of the Company, as amended, as presently in effect; and

     (6) Such other agreements, documents and instruments as we deemed necessary to render this opinion.

     (The Asset Purchase Agreement, the Registration Rights Agreement and the Escrow Agreement collectively, the "Agreements".)

     We have also examined and relied upon a certificate, dated November 17, 2000, of the Secretary of State of the State of Delaware regarding the Company's legal existence and good standing. We express no opinion as to the tax good standing of the Company.

     In rendering this opinion, we have relied as to factual matters on the representations and warranties made by the Company and PCS contained in the Asset Purchase Agreement (including the disclosure schedules attached thereto), and we have assumed the completeness and accuracy of all such representations and warranties as to factual matters. Although we have made inquiries with respect to such matters, and relied upon representations of certain principals of the Company, we have not, except as specifically noted above, made any independent review or investigation of facts in connection with this opinion. Without limiting the generality of the foregoing, except as specifically noted above, we have not made any independent review or investigation in connection with this opinion of any agreement, document, instrument, order, writ, injunction or decree or court or agency docket, nor have we made any independent investigation as to the existence of any actions, suits, investigations or proceedings, if any, pending or threatened against the Company.

     We have assumed the geniuneness of all signatures (other than those of the Company), the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies. You have not asked us to pass upon your power and authority to enter into the Agreements or to effect the transactions contemplated thereby, nor upon the application to your authority to do so of any federal or state law or regulation, and for the purposes of this opinion we have assumed that you have all requisite power and authority and have taken all necessary corporate action to enter into the Agreements and to effect such transactions. We have assumed further that the Agreements and each related instrument and other document constitute the legal, valid and binding obligation of each party thereto other than the Company, and that each such party will duly and promptly perform each of its respective obligations under the Agreements and such related instruments and other documents.

     The opinions expressed herein are limited to the laws of The Commonwealth of Massachusetts, the federal law of the United States of America and the Corporation Laws of the State of Delaware. We offer no opinion regarding the laws of any other jurisdiction, including, without limitation, any state securities laws.

     The opinions hereinafter expressed are qualified to the extent that (1) the enforceability or validity of any provision in the Agreements or any rights granted to you pursuant to any of them may be subject to or affected by any bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar law relating to or affecting the rights of creditors generally which may be in effect from time to time, (2) the remedy of specific performance or any other equitable remedy may be unavailable in any jurisdiction or may be withheld as a matter of judicial discretion, (3) equitable principles may be applied in construing or enforcing any of the provisions of the Agreements, or any other instrument or document, and (4) the enforceability, validity or binding effect of any provision of the Agreements may be limited by applicable law which may limit particular rights and remedies but not so as to interfere materially with the practical realization of the benefits intended to be provided to you by the Agreements. In addition, the opinions set forth below are subject to the qualification that the enforcement of any of your rights is in all cases subject to your implied duty of good faith. The opinions set forth below are further qualified in that we offer no opinion with respect to the enforceability or validity of any provision in the Agreements relating to the Shareholder Representative (including, without limitation, his appointment, power to act or responsibilities), as to any stockholders of the Company who have not approved in writing the appointment of such Shareholder Representative and agreed to grant him the powers described in the Agreements.

     Based upon and subject to the foregoing and upon such other investigations as we have deemed necessary, we are of the opinion that:

     (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority under the laws of such state to own, lease and operate its properties, to conduct its business and to consummate the transactions contemplated by the Agreements;

     (ii) All necessary corporate proceedings of the Board of Directors and the stockholders of the Company to approve and adopt the Agreements and to authorize the execution and delivery of the Agreements and the consummation of the transactions contemplated thereby have been duly and validly taken;

     (iii) The Company has the corporate power and authority to execute and deliver the Agreements, and the Agreements have been duly authorized, executed and delivered by the Company and constitute its legal, valid and biding obligations;

     (iv) Except as disclosed by the Company in the Agreements and the disclosure schedules attached to the Asset Purchase Agreement, we know of no actions, suits or proceedings pending or threatened against or affecting the Company. or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality or arbitrator that would, if determined adversely to the Company, have a material adverse effect on the business or assets of the Company;

     (v) To the best of our knowledge there is no litigation pending or threatened against the Company.

     (vi) The execution and delivery of the Agreements and the consummation of the transactions contemplated thereby and the performance thereof will not result in a violation of, or constitute a default under, (i) the Company's Certificate of Incorporation or bylaws, (ii) to the best of our knowledge, any governmental statute, rule or regulation applicable to the Company (other than federal and state securities laws and regulations), (iii) any order, writ, judgment, injunction, decree, determination or award know to us that has been entered against the Company.

     This opinion is furnished to you solely for your benefit and may not be relied upon by any other person or entity, other than your counsel, without our prior written permission.

                                       Very truly yours,

                                       FOLEY, HOAG & ELIOT LLP


                                       By:  /s/ Edward N. Gadsby, Jr.
                                          -----------------------------
                                           A Partner

                                                                       Exhibit E
                                                                       ---------



                               November 27, 2000


                                                                          1225-1

MyHelpDesk, Inc.
60 Central Street
Norwood, MA 02062

Re:  PCSupport.com, Inc.
     -------------------

Gentlemen:

     We have acted as counsel to PCSupport.com, Inc., a Nevada corporation (the
                                                   -
"Company"), in connection with the transactions contemplated by the Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of November 27, 2000, between the Company and MyHelpDesk, Inc. ("MHD"). This opinion is rendered to MHD pursuant to Section 5.4 of the Asset Purchase Agreement. Capitalized terms used and not otherwise defined herein have the meanings given to such terms in the Asset Purchase Agreement.

     In rendering the opinions expressed herein, we have reviewed such matters of law as we have deemed necessary and have examined originals, or copies certified to our satisfaction, of the following:

     (1)  An executed copy of the Asset Purchase Agreement;

     (2)  An executed copy of the Registration Rights Agreement;

     (3)  An executed copy of the Escrow Agreement;

     (4)  A certificate from the Company relating to certain factual matters;

     (3) The Articles of Incorporation and bylaws of the Company, as amended, as presently in effect; and

     (4) Such other agreements, documents and instruments as we deemed necessary to render this opinion.

MyHelpDesk, Inc.
Page 2
________________________________________________________________________________


     We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates of public officials, certificates of officers and representatives of the Company and others, and such other documents, certificates and company or other records as we have deemed necessary or appropriate as a basis for the opinions set forth herein. In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as certified, photostatic or conformed copies, and the authenticity of the originals of all such latter documents. In making our examination of documents executed by parties other than the Company, we have assumed that such parties had the power to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action and execution and delivery by such parties of such documents and the validity and binding effect thereof. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Company and others.

     Whenever a statement herein is qualified by "known to us," "to the best of our knowledge" or similar phrase, it is intended to indicate that, during the course of our representation of the Company, no information that would give us current actual knowledge of the inaccuracy of such statement has come to our attention. However, except as otherwise specified, we have not undertaken any independent investigation to determine the accuracy of such statement, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company.

     We are members of the State Bar of California, and the opinions herein expressed relate solely to the laws of the State of California, the general corporate law of the State of Nevada and the applicable laws of the United States of America. We express no opinion concerning any statutes, ordinances, administrative decisions, rules or regulations of any county, town, municipality or political subdivision (whether created or enabled through legislative action at the federal, state or regional level).

     Based upon the foregoing and in reliance thereon, and subject to the limitations and qualifications set forth below, we are of the opinion that:

     (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority under the laws of such state to own, lease and operate its properties, to carry on its business as described in the Information Documents, and to consummate the transactions

MyHelpDesk, Inc.
Page 3
________________________________________________________________________________


contemplated by the Asset Purchase Agreement, the Registration Rights Agreement and the Escrow Agreement (collectively, the "Agreements");

     (ii) All necessary corporate proceedings of the Board of Directors and the stockholders of the Company to approve and adopt the Agreements and to authorize the execution and delivery of the Agreements and the consummation of the transactions contemplated thereby have been duly and validly taken;

     (iii) The Company has the corporate power and authority to execute and deliver the Agreements, and the Agreements have been duly authorized, executed and delivered by the Company and constitute its legal, valid and binding obligations, except that as the enforceability thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally; and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

     (iv) Except as disclosed by the Company in Section 3.9 of the Asset Purchase Agreement, we know of no actions, suits or proceedings pending or threatened against or affecting the Company, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality or arbitrator that would, if determined adversely to the Company, have a material adverse effect on the business or assets of the Company;

     (v) The shares of the Company's Common Stock to be issued pursuant to the Asset Purchase Agreement are duly authorized, and will be, upon the issuance in accordance with the terms of the Asset Purchase Agreement, validly issued, fully paid and nonassessable.

     (vi) The execution and delivery of the Agreements and the consummation of the transactions contemplated thereby and the performance thereof will not result in a violation of, or constitute a default under, (i) the Company's Articles of Incorporation or bylaws, (ii) to the best of our knowledge any governmental statute, rule or regulation applicable to the Company (other than federal and state securities law statutes and regulations), or (iii) any order, writ, judgment, injunction, decree, determination or award known to us that has been entered against the Company.

     (vii) The issuance of shares of the Company's Common Stock to MHD and the persons listed in Exhibit A to the Asset Purchase Agreement as contemplated by the Asset Purchase Agreement will not violate the registration requirements of the Securities Act of 1933 as amended.

MyHelpDesk, Inc.
Page 4
________________________________________________________________________________


     This opinion is rendered to MHD in connection with the Asset Purchase Agreement and may not be relied on by any person other than MHD in any other context; except that this opinion may be delivered by you to the persons listed on Exhibit A to the Asset Purchase Agreement who may rely on the opinion set forth in paragraph (vii) above. Accordingly, this letter may not be delivered to or relied upon by any other person, and it may not be relied upon for any other purpose whatsoever, except that it may be examined and referred to by your counsel, Foley, Hoag & Eliot LLP.


                                      Very truly yours,


                                      /s/ Troy & Gould Professional Corporation
                                      -----------------------------------------
                                      TROY & GOULD
                                      Professional Corporation

                                                                       EXHIBIT F
                                                                       ---------

                               ESCROW AGREEMENT

THIS AGREEMENT is made as of the 27th day of November, 2000 between PCSUPPORT.COM, INC., of 3605 Gilmore Way, Suite 300, Burnaby, B.C. V5G 4X5 ("Depositor"), OB SERVICES INC., of Suite 2900 - 595 Burrard Street, Vancouver, B.C. V7X 1J5 ("Escrow Agent"), MYHELPDESK, INC., of 60 Central Street, Norwood, MA 02062 ("Recipient"), and each of the persons listed in Exhibit A hereto (the "Management Personnel").

     WITNESSES THAT WHEREAS:

A. Depositor and Recipient have entered into an asset purchase agreement (the "Asset Purchase Agreement") pursuant to which Depositor has agreed, among other things, to deposit with the Escrow Agent the certificates (the "Certificates") evidencing 500,000 shares of Depositor's Common Stock to be issued in the respective names of Recipient and the Management Personnel and to be held and dealt with by Escrow Agent in accordance with the terms of the Asset Purchase Agreement and hereof.

B. Escrow Agent has agreed to hold and deal with the Certificates in accordance herewith.

NOW THEREFORE in consideration of the premises, the mutual covenants and conditions herein, the parties hereto agree as follows:

                                   ARTICLE 1
                                INTERPRETATION

1.1  Defined Terms.
     --------------

     For all purposes of this Agreement, the following terms have the following meanings, with such meanings to be equally applicable to both the singular and plural forms of the respective terms:

     a)   "Anniversary Date" means November 27, 2001.

     b) "Business Day" means a day other than Saturday, Sunday or any statutory holiday in British Columbia.

     c) "Certificates" means the share certificates representing the Common Shares, registered in the names of Recipient and the Management Personnel.

     d) "Common Stock" or "Common Shares" means 500,000 common shares in the capital stock of Depositor and any other stock into which such shares may be subdivided, split, consolidated, exchanged, reclassified or otherwise converted.

     e) "Escrow Agent" means OB Services Inc. or its successor in the capacity as escrow agent under this Agreement from time to time.

1.2  Entire Agreement.
     -----------------

     This Agreement including any exhibits or schedules hereto and all documents delivered in support hereof sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature.

1.3  Governing Law.
     --------------

     This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the Province of British Columbia and all parties hereby irrevocably attorn to the exclusive jurisdiction of the courts of British Columbia.

1.4  Severability.
     ------------

     If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby.

1.5  Successors and Assigns.
     ----------------------

     This Agreement and all action taken hereunder in accordance with the terms hereof shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

1.6  Counterparts/Headings.
     ----------------------

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The headings contained herein are for purposes of reference only and shall not affect nor shall they be taken into consideration in determining the meaning or interpretation of the provisions hereof.

1.7  Amendment/Waiver.
     ----------------

     This Agreement shall not be changed, modified or amended except in writing signed by all the parties hereto. No failure or delay on the part of any party hereto in the exercise of any right hereunder in enforcing or requiring the compliance or performance by any of the other parties of any of the terms or conditions of this agreement shall operate as a waiver of any such right, or constitute a waiver of a breach of any such terms or conditions, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right, nor shall any of the aforementioned failures or delays affect or impair such rights generally in any way. The waiver by any party of a breach of any term or condition of this Agreement by any other party shall not operate as nor shall it be construed as a waiver of any subsequent breach thereof.

1.8  Time.
     ----

     Time shall be in all respects of the essence herein.

                                   ARTICLE 2
                  APPOINTMENT OF ESCROW AGENT AND SUCCESSORS

2.1  Purpose of Agreement.
     ---------------------

     This Agreement and the escrow created herein has been executed, delivered and established for the purpose of holding and delivering the Common Stock in accordance with the terms of the Asset Purchase Agreement.

2.2  Appointment of Escrow Agent.
     ---------------------------

     Depositor, Recipient and the Management Personnel hereby appoint Escrow Agent to act as the escrow agent hereunder and Escrow Agent accepts its appointment and designation as such pursuant and subject to the terms and conditions herein.

2.3  Successors.
     ----------

     Escrow Agent may at any time resign by giving not less than 10 Business Days prior written notice to each of the other parties hereto, and shall be discharged of its duties hereunder upon the expiration of the said 10 Business Days or upon the earlier appointment of a successor. In the event of such resignation, a successor escrow agent will be selected by Depositor and Recipient jointly in writing and such successor shall thereupon receive the Certificates herein and shall succeed to all the rights and duties of Escrow Agent as set forth herein.

                                   ARTICLE 3
                              ESCROW ARRANGEMENTS

3.1  Delivery of Escrowed Documents.
     -------------------------------

     Depositor herewith delivers the Certificates to Escrow Agent, to be held and dealt with in accordance with the terms of this Agreement, and Depositor covenants to expeditiously deliver to Escrow Agent from time to time as requested by Escrow Agent such other documents as may be required to permit Escrow Agent to deal with the Certificates as contemplated herein. Escrow Agent shall hold and deal with the Certificates for the benefit of the parties hereto in accordance with the terms herein.

3.2  Notice of Deficiency by Depositor.
     ----------------------------------

     If, at any time before the Anniversary Date, Depositor delivers to Escrow Agent a statutory declaration of a director or senior officer of Depositor (the "Deficiency Notice") stating that the aggregate amount of all items for which the Buyer Indemnified Persons (as defined in the Asset Purchase Agreement) are seeking indemnification exceeds $50,000 then Escrow Agent will within 10 Business Days deliver a copy of the Deficiency Notice to Recipient and each of the Management Personnel.

3.3  No Objection by Recipient or Management Personnel.
     -------------------------------------------------

     If Escrow Agent has not received a statutory declaration of a director or senior officer of Recipient or any member of the Management Personnel whose Common Stock is subject to cancellation in whole or in part due to the Deficiency Notice objecting to the Deficiency Notice (the "Objection to the Deficiency Notice" within 15 Business Days of receipt of the Deficiency Notice by the objecting party), then Escrow Agent will return the Certificates to Depositor for cancellation or reduction in the number of shares in accordance with the Deficiency Notice, with the Certificates for any remaining shares being returned for deposit with the Escrow Agent in accordance with the terms of the Asset Purchase Agreement and this Agreement.

3.4  Objection by Recipient.
     ----------------------

     If Escrow Agent receives an Objection to the Deficiency Notice within 15 Business Days of receipt of the Deficiency Notice by the objecting party, then Escrow Agent will not deliver the Certificates to Depositor but will continue to hold the Certificates until directed in writing by the Depositor, the Recipient and the Management Personnel or ordered by a court of competent jurisdiction.

3.5  No Deficiency Notice.
     ---------------------

     If Depositor does not deliver a Deficiency Notice before the Anniversary Date, then Escrow Agent will promptly deliver the Certificates to Recipient and the Management Personnel.

3.6  Dividends.
     ---------

     Any securities in respect of stock splits, recapitalizations, redemptions, liquidations, mergers, spin-offs, split-ups or exchanges or conversions of the Common Stock shall form part of the escrow created hereby and will be distributed accordingly. If any dividends are declared and paid on the Common Shares while Escrow Agent is holding the Certificates then the amount thereof will be paid to Escrow Agent, to be distributed accordingly.

3.7  Right to Vote.
     -------------

     Recipient and the Management Personnel shall have the right to exercise any voting rights attached to the Common Shares and in respect of which Escrow Agent has not received a Deficiency Notice.

                                   ARTICLE 4
                             TERMINATION OF ESCROW

4.1  Termination of Escrow.
     ----------------------

     This Agreement and the rights and obligations of the parties hereto shall terminate when the Certificates have been delivered to Recipient and the Management Personnel or returned to Depositor in accordance with the terms of this Agreement.

                                   ARTICLE 5
              RIGHTS, DUTIES AND REMUNERATION OF THE ESCROW AGENT

5.1  Fees.
     -----

     Recipient and Depositor will each indemnify Escrow Agent for its reasonable fees and expenses for acting as escrow agent hereunder.

5.2  Rights of Escrow Agent.
     -----------------------

     Escrow Agent may act upon any instrument or other writing or transmission reduced to writing believed by it in good faith to be genuine and to be signed or presented by the proper person. Escrow Agent shall not be liable to any of the parties hereto for any liability or losses sustained by any of them as a result of any action taken or omitted to be taken by it in good faith unless a court of competent jurisdiction determines that Escrow Agent's willful misconduct or gross negligence was the primary cause of any such loss. Escrow Agent may consult with qualified outside counsel of its choice at all reasonable times, and shall have full and complete authorization and protection for any action taken or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

5.3  Indemnity.
     ---------

     The parties hereto agree, jointly and severally, to indemnify and save harmless Escrow Agent from all costs, expenses (including legal fees and disbursements on a solicitor and own client basis), liabilities and losses that may be incurred by it as a result of being named a party to or responding to any litigation arising from the performance of its duties hereunder, except such litigation that arises from any act or failure to act by Escrow Agent that is determined by a court of competent jurisdiction to constitute willful misconduct or gross negligence of Escrow Agent.

5.4  No Liability.
     ------------

     The duties and responsibilities of Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement, and no other or further duties or responsibilities shall be implied. Escrow Agent shall not have any liability under, and shall have no duty to inquire into the terms and provisions of, any other Agreement, or instructions, other than as set forth or contemplated in this Agreement.

5.5  Directions.
     ----------

     If Escrow Agent is uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, Escrow Agent shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely the Certificates until it shall be directed otherwise in a written notice satisfactory to Escrow Agent from the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

5.6  Interpleader.
     ------------

     In the event of a dispute between any of the parties to this Agreement and where Escrow Agent deems it necessary for its protection to do so, Escrow Agent may deposit the Certificates into a court of competent jurisdiction and, subject to any order of such court, shall thereafter have no further duties in connection therewith to any of the parties hereto.

5.7  Directions from the Parties.
     ---------------------------

     Escrow Agent shall be entitled to rely upon directions from David Rowat or such other individual as he may appoint in writing as directions from Depositor for all purposes hereof. Escrow Agent shall be entitled to rely upon directions from Matt d'Arbeloff, or such other individual as Recipient may appoint in writing; as directions from Recipient for all purposes hereof. Matt d'Arbeloff (or another person designated by Recipient in writing to Depositor) shall, by virtue of resolutions to be adopted by the Management Personnel, be irrevocably appointed attorney-in-fact and authorized and empowered to act, for and on behalf of any or all of the Management Personnel (with full power of substitution) in connection with the notice provisions of this Agreement, and such other matters as are reasonably necessary for the consummation of the transactions contemplated hereby, including to act as the representative of such Management Personnel to review and authorize all claims and other payments under the Escrow Agreement and dispute or question the accuracy thereof, to compromise on their behalf with Depositor any claims asserted thereunder and to authorize payments to be made with respect thereto, and to take such further actions as are authorized in this Agreement. The above-named representative, as well as any subsequent representative of the Management Personnel appointed by such representative (or, after such representative's death or incapacity, elected by vote of the holders of a majority of capital stock of Recipient outstanding immediately prior to the closing of the transactions contemplated by the Asset Purchase Agreement), is referred to herein as the "Shareholder Representative". Notwithstanding anything in this Agreement to the contrary, Depositor and each of its respective affiliates shall be entitled to rely on such appointment and treat the Shareholder Representative as the duly appointed attorney-in-fact of each shareholder of Recipient. The Shareholder Representative shall not be liable to any stockholder of Recipient, Recipient, Depositor or any other person with respect to any action taken or omitted to be taken by the Shareholder Representative under or in connection with this Agreement unless such action or omission results from or arises out of fraud, willful misconduct, bad faith or gross negligence on the part of the Shareholder Representative. The shareholders of Recipient shall severally indemnify and hold the Shareholder Representative harmless against any loss, liability or expense incurred without fraud, willful misconduct, bad faith or gross negligence on the part of the Shareholder Representative and arising out of or in connection with the acceptance or administration of the duties of the Shareholder Representative hereunder, including the reasonable fees and expenses of any legal counsel retained by the Shareholder Representative, and shall reimburse the Shareholder Representative for all reasonable expenses, including without limitation reasonable legal fees and expenses, incurred by the Shareholder Representative in connection with administration of the duties of the Shareholder Representative hereunder. It is hereby agreed that any such loss, liability or expense may be paid out of the escrow proceeds to which the shareholders of Recipient are entitled under the Escrow Agreement.

                                   ARTICLE 6
                                 MISCELLANEOUS

6.1  Notices.
     --------

     All notices, requests, demands and other communications pursuant to this Agreement shall be in writing, addressed to the respective parties hereto at their addresses referred to below (or to such other address as any party may advise the other parties of by notice) and shall be deemed to have been given and received: (i) the next Business Day, if by hand delivery or overnight courier sent on a Business Day; (ii) three Business Days following post-paid registered or certified mailing if mailed in Canada or the United States of America, or (iii) upon written acknowledgement of facsimile transmission; provided however, that in all cases, all notices, requests, demands and other communications to Escrow Agent shall be deemed to have been given and received on the date actually received by Escrow Agent:

To Depositor:                 PCSupport.com, Inc.
                              Suite 300 - 3605 Gilmore Way
                              Burnaby, B.C. V5G 4X5
                              Attention:  David Rowat
                              -----------------------
                              Facsimile:  604.419.4494

To Recipient:                 Matt d'Arbeloff
                              c/o Edward N. Gadsby, Esq.
                              Foley, Hoag & Eliot LLP
                              One Post Office Square
                              Boston, MA 02109
                              Facsimile: (617) 832-7000

To Management Personnel:      The Shareholder Representative
                              c/o Edward N. Gadsby, Esq.
                              Foley, Hoag & Eliot LLP
                              One Post Office Square
                              Boston, MA 02109
                              Facsimile: (617) 832-7000

To Escrow Agent:              OB Services Inc.
                              Suite 2900 - 595 Burrard Street
                              Vancouver, B.C. V7X 1J5
                              Attention:  Ian W. Muirhead
                              ---------------------------
                              Facsimile:  604.688.2827

6.2  Delivery By Fax.
     ---------------

     This Agreement may be effectively delivered by any party hereto by transmitting by facsimile a copy hereof executed by such party to each of the other parties as provided for herein.

IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of the date first above written.


PCSUPPORT.COM INC.                           MYHELPDESK, INC.

Per: /s/ Mike McLean                         Per: /s/ Brian McAdams
    ---------------------------------            -------------------------------
    Authorized Signatory                         Authorized Signatory


OB SERVICES INC.                             MANAGEMENT PERSONNEL

Per: /s/ Ian Muirhead                             /s/ Brian McAdams
    ---------------------------------        -----------------------------------
    Authorized Signatory
                                                  /s/ Karen Marea Angelini
                                             -----------------------------------

                                                  /s/ Paul Barron
                                             -----------------------------------

     /s/ Matthew d'Arbeloff                       /s/ Carol Blanchard
-------------------------------------        -----------------------------------
Matthew d'Arbeloff, as Shareholder
Representative and not individually               /s/ Eric Bulock
                                             -----------------------------------

                                                  /s/ Michael L. Gershon
                                             -----------------------------------

                                                  /s/ Paula J. Malzone
                                             -----------------------------------

                                                  /s/ Susanne Schmermbeck
                                             -----------------------------------

                                                                       EXHIBIT G
                                                                       ---------

                        Form of Investment Letter from
                        ------------------------------
                        Purchasers of Management Shares
                        -------------------------------


     The Purchaser hereby represents and warrants to and covenants with PCSupport.com, Inc. (the "Company") as follows:

     (i) The Purchaser hereby acknowledges that the Purchaser has been advised that the offering to Purchaser of the Company's common stock (the "Common Stock") has not been registered with, or reviewed by, the Securities and Exchange Commission (the "SEC") because this offering is intended to be a non-public offering pursuant to Section 4(2) of and Regulation D under the Securities Act of 1933 and that the Company is relying on the representations and warranties of Purchaser contained in this letter in order to qualify for exemptions form registration for this offering under federal and state securities laws. The Purchaser represents that the shares of the Common Stock being acquired by the Purchaser is being purchased for the Purchaser's own account, for investment purposes only and not with a view towards distribution or resale to others. The Purchaser agrees that the Purchaser will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Common Stock unless it is registered under the Securities Act or unless in the opinion of counsel satisfactory to the Company an exemption from such registration is available. The Purchaser understands that the Common Stock has not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Purchaser's investment intention.

     (ii) The Purchaser is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act or by reason of his business and financial experience, and the business and financial experience of those persons unaffiliated with the Company retained by him, if any, to advise him with respect to his investment in the Common Stock, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Common Stock.

     (iii) The Purchaser has examined the Asset Purchase Agreement between MyHelpDesk, Inc. and the Company and has received and reviewed a copy of the Pre-Effective Amendment No. 1 to the Company's Registration Statement on Form SB-2, as filed with the Securities and Exchange Commission on June 19, 2000, the Company's Form 10-KSB for the fiscal year ended June 30, 2000 and the Company's Form 10-QSB for the quarter ended September 30, 2000, and is familiar with and understands the terms of the offering, has relied solely upon the foregoing documents and investigations made by or on behalf of the Purchaser or his representative in evaluating the suitability of an investment in the Company and recognizes that an investment in the Company involves a high degree of risk.

     (iv) The Purchaser confirms that the Company has made available to the Purchaser the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the offering, the Company and the activities of the Company, and otherwise to obtain any additional information, to the extent that the Company possesses such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the documents referred to in paragraph
(iii) above, and the Purchaser does not require any additional information concerning the foregoing.

     (v) The Purchaser understands that no federal or state securities administrator or agency has made any finding or determination relating to the fairness of this investment and that no federal or state securities administrator or agency has recommended or endorsed, or will recommend or endorse, the offering of the Common Stock.

     (vi) The Purchaser acknowledges that the Common Stock has not been recommended by any Federal or state securities commission or regulatory authority. In making an investment decision, the Purchaser must rely on his own examination of the Company and the terms of the offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of the documents described in paragraph
(iii) above. Any representation to the contrary is a criminal offense. The Common Stock is subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom. The Purchaser should be aware that he will be required to bear the financial risks of this investment for an indefinite period of time.

     (vii) The Purchaser understands and agrees that the Common Stock is being offered pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder and any interests therein or in the Conversion Stock may not be offered, sold, transferred, pledged or otherwise disposed of except pursuant to (i) an effective registration statement under the Securities Act and any applicable state securities laws or (ii) an exemption from registration under such act and such laws which, in the opinion of counsel for the holder of such Common Stock, which counsel and opinion are reasonably satisfactory to counsel for the Company, is available. The Purchaser also understands and agrees that the following legend shall appear on all certificates representing the Common Stock and that the Company may give appropriate instructions to the transfer agent for the Common Stock to enforce such restrictions:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR UNDER APPLICABLE STATE SECURITIES LAWS.


                           [SIGNATURE PAGE FOLLOWS]

November 16, 2000                                 /s/ Brian McAdams
                                             -----------------------------------
                                                  (Signature of Purchaser)

November 17, 2000                                 /s/ Karen M. Angelini
                                             -----------------------------------
                                                  (Signature of Purchaser)

November 17, 2000                                 /s/ Paul Barron
                                             -----------------------------------
                                                  (Signature of Purchaser)

November 16, 2000                                 /s/ Carol Blanchard
                                             -----------------------------------
                                                  (Signature of Purchaser)

November 16, 2000                                 /s/ Eric Bulock
                                             -----------------------------------
                                                  (Signature of Purchaser)

November 17, 2000                                 /s/ Michael L. Gershon
                                             -----------------------------------
                                                  (Signature of Purchaser)

November 16, 2000                                 /s/ Paula J. Malzone
                                             -----------------------------------
                                                  (Signature of Purchaser)

November 17, 2000                                 /s/ Susanne Schmermbeck
                                             -----------------------------------
                                                  (Signature of Purchaser)

                              PCSUPPORT.COM, INC.


                             OFFICERS' CERTIFICATE
                             ---------------------



     Michael G. McLean, Chairman, President and Chief Executive Officer, and David W. Rowat, Vice President and Chief Financial Officer, of PCSupport.com, Inc., a Nevada corporation (the "Company"), hereby certify pursuant to Section
5.1 of the Asset Purchase Agreement, dated as of November 27th, 2000 between the Company and MyHelpDesk, Inc. (the "Asset Purchase Agreement"), that all representations and warranties set forth in the Asset Purchase Agreement are true, complete and correct in all material respects at and as of the date as if made at this time, that the Company has performed and complied with all agreements, covenants and conditions required by the Merger Agreement to be performed or complied with by the Company on or prior to the closing, and that the consummation of the transactions contemplated by the Asset Purchase Agreement have been duly and validly authorized by the Company's Board of Directors.

     IN WITNESSETH WHEREOF, the undersigned have executed this Officers' Certificate as of this 27th day of November 2000.



                                    /s/ Michaed G. McLean
                                    -------------------------------------------
                                    Michael G. McLean, Chairman, President
                                    and Chief Executive Officer



                                    /s/ David W. Rowat
                                    -------------------------------------------
                                    David W. Rowat, Vice President and
                                    Chief Financial Officer

                               MYHELPDESK, INC.

                              Closing Certificate

     I, Brian McAdams, hereby certify that I am the duly elected, qualified and acting President of MyHelpDesk, Inc., a Delaware corporation (the "Corporation"), and that as such, I am authorized to execute this Certificate on behalf of the Corporation. Pursuant to Section 6.1 of the Asset Purchase Agreement, dated as of November ____, 2000 (the "Purchase Agreement"), among the Corporation and PCSupport.com, Inc. ("PCS"), I do hereby certify to PCS on behalf of the Corporation, that (capitalized terms used herein and not otherwise defined herein, shall have the respective meanings assigned to such terms in the Purchase Agreement):

     1. The Corporation has performed and complied in all material respects with the covenants and agreements contained in the Purchase Agreement required to be performed and complied with by it at or prior to the Closing Date;

     2. The representations and warranties of the Corporation set forth in the Purchase Agreement are true and correct in all material respects as of the date hereof and as of the Closing Date as though made at and as of the Closing Date (except as otherwise expressly contemplated by the Purchase Agreement);

     3. The execution and delivery of the Purchase Agreement by the Corporation and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of the Corporation.


     IN WITNESS WHEREOF, I have executed this Certificate this 27th day of November, 2000.

                               MYHELPDESK, INC.



                               By:   /s/ Brian McAdams
                                  -----------------------------
                                   Brian McAdams, President